UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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DUNDEEWEALTH FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DUNDEEWEALTH FUNDS

February    , 2011

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of the DundeeWealth Funds (the “Trust”) to vote on the following important proposals:

•  Approval of a new investment management agreement (the “New Management Agreement”) between the Trust on behalf of each of JOHCM International Select Fund, the Dynamic Infrastructure Fund, the Dynamic Contrarian Advantage Fund, the Dynamic Discovery Fund, the Dynamic Gold & Precious Metals Fund, the Dynamic U.S. Growth Fund, the Dynamic Energy Income Fund, the Dynamic Canadian Value Fund, the Smith Group Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund (the “Funds”), and DundeeWealth US, LP (the “Adviser”);

•  Approval of a new sub-advisory agreement (the “New JOHCM Agreement”) between the Adviser and JO Hambro Capital Management Ltd., (“JOHCM”), on behalf of the JOHCM International Select Fund;

•  Approval of a new sub-advisory agreement (the “New Goodman Agreement”) between the Adviser and Goodman & Company NY, Ltd., (“Goodman”), on behalf of each of the Dynamic Infrastructure Fund, the Dynamic Contrarian Advantage Fund, the Dynamic Discovery Fund, the Dynamic Gold & Precious Metals Fund, the Dynamic U.S. Growth Fund, the Dynamic Energy Income Fund and the Dynamic Canadian Value Fund;

•  Approval of a new sub-advisory agreement (the “New Smith Agreement”) between the Adviser and Smith Asset Management Group, L.P. (“Smith”), on behalf of the Smith Group Large Cap Core Growth Fund;

•  Approval of a new sub-advisory agreement (the “New Mount Lucas Agreement” and, together with the New Management Agreement, the New JOHCM Agreement, the New Goodman Agreement and the New Smith Agreement, the “New Agreements”) between the Adviser and Mount Lucas Management Corp. (“Mount Lucas”), on behalf of the Mount Lucas U.S. Focused Equity Fund;

•  Approval of the elimination of the fundamental investment limitation of the Dynamic Contrarian Advantage Fund concerning diversification so that it can operate as a “non-diversified fund,” within the meaning of the Investment Company Act of 1940, as amended; and

•  Approval of the elimination of the fundamental investment limitation of the Dynamic Discovery Fund concerning diversification so that it can operate as a “non-diversified fund,” within the meaning of the Investment Company Act of 1940, as amended.

As discussed in more detail in the enclosed Proxy Statement, the Trust’s investment management agreement and sub-advisory agreements terminated on February 1, 2011 due to a change in ownership of DundeeWealth Inc., the parent company of the Adviser (the “Transaction”).  To avoid disruption of the Funds’ investment management programs, the Board of Trustees of the Trust approved interim investment management and interim sub-advisory agreements on behalf of the Funds on December 15, 2010.  The interim agreements became effective upon consummation of the Transaction.  The interim investment management agreement provides that, during the interim period and until shareholder approval of the New Management Agreement with respect to a Fund, the Adviser will continue to act as investment manager to that Fund on substantially the same terms and with the same fee structure as the prior investment management agreement, except that the compensation earned by the Adviser will be held in an interest bearing escrow account until shareholder approval of the New Management Agreement.  Each interim sub-advisory agreement provides that, during the interim period and until shareholder approval of the New Management Agreement and the new sub-advisory agreement, the respective sub-adviser will continue to act as sub-adviser to the applicable Fund or Funds on substantially the same terms and with the same fee structure as the prior sub-advisory agreement with respect to that Fund or those Funds, except that the compensation earned by the sub-adviser will be held in an interest bearing account until shareholder approval of the New Management Agreement and the respective new sub-advisory agreement.  The proposed New Agreements are substantially similar to the prior agreements with respect to the services provided by the Adviser and each sub-adviser to the Funds, have identical fee structures, and would simply continue the relationships among the Funds, the Adviser and the respective sub-advisers.  Approval of the New Agreements will not result in any change in the amount of fees you pay as a shareholder in a Fund.  In addition, the personnel that are currently providing services to the Funds are not expected to change as a result of the Transaction.

The following are important facts about the New Agreements:

•  The number of shares you own and the value of those shares are not affected.

•  The advisory fees applicable to the Funds have not increased.

•  The investment objective and policies of the Funds have not changed.

Unrelated to the Transaction, shareholders of each of the Dynamic Contrarian Advantage and Dynamic Discovery Funds are also being asked to vote on a proposal to eliminate each Fund’s fundamental investment limitation concerning diversification so that the Funds may operate as non-diversified funds.  Approval of the proposal will permit the sub-adviser to these Funds, Goodman & Company NY, Ltd., greater flexibility in investing on these Funds’ behalf.

The question and answer section that begins on the front cover of the enclosed Proxy Statement discusses the proposals that require shareholder approval.  The Proxy Statement itself provides greater detail about the proposals, why they are being made and how they apply to the Funds.  The Trust’s Board recommends that you read the enclosed materials carefully and vote in favor of the proposals.

You may choose one of the following options to vote:

•  Mail: Complete and return the enclosed proxy card(s).

•  Internet: Access the website shown on your proxy card(s) and follow the online instructions.

•  Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

•  In person: Attend the special shareholder meeting on April    , 2011.

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote as soon as possible.  Even if you plan to attend the special meeting of shareholders, you can vote in advance using one of the other methods.

If we do not hear from you in advance of the special shareholder meeting, we may contact you.  Thank you for your response and for your continued investment with the Funds.

Respectfully,

Peter Moran
President

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Funds that require a shareholder vote.

Questions & Answers

Q.  Why am I receiving this proxy statement?

A.  The investment management agreement (the “Prior Management Agreement”) between the DundeeWealth Funds (the “Trust”) on behalf of each of the JOHCM International Select Fund, the Dynamic Infrastructure Fund, the Dynamic Contrarian Advantage Fund, the Dynamic Discovery Fund, the Dynamic Gold & Precious Metals Fund, the Dynamic U.S. Growth Fund, the Dynamic Energy Income Fund, the Dynamic Canadian Value Fund, the Smith Group Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund (the “Funds”), and DundeeWealth US, LP (the “Adviser”); the sub-advisory agreement (the “Prior JOHCM Agreement”) between the Adviser and JO Hambro Capital Management, Ltd. on behalf of the JOHCM International Select Fund; the sub-advisory agreement (the “Prior Goodman Agreement”) between the Adviser and Goodman & Company NY, Ltd. on behalf of each of the Dynamic Infrastructure Fund, the Dynamic Contrarian Advantage Fund, the Dynamic Discovery Fund, the Dynamic Gold & Precious Metals Fund, the Dynamic U.S. Growth Fund, the Dynamic Energy Income Fund and the Dynamic Canadian Value Fund; the sub-advisory agreement (the “Prior Smith Agreement”) between the Adviser and Smith Asset Management Group, L.P. on behalf of the Smith Group Large Cap Core Growth Fund; and the sub-advisory agreement (the “Prior Mount Lucas Agreement” and, together with the Prior Management Agreement, the Prior JOHCM Agreement, the Prior Goodman Agreement and the Prior Smith Agreement, the “Prior Agreements”) between the Adviser and Mount Lucas Management Corp. on behalf of the Mount Lucas U.S. Focused Equity Fund, each terminated because Dundee Corporation, the largest shareholder of the Adviser’s parent company, DundeeWealth Inc., sold its ownership interest in DundeeWealth Inc. to the Bank of Nova Scotia (“Scotiabank”) (the “Transaction”).  The Adviser will retain its management team and all of the investment personnel currently providing services to the accounts of Fund shareholders.  It is expected that each Fund’s current portfolio manager(s) will continue to manage their respective Funds after consummation of the Transaction.

This change in control was considered to be an assignment, automatically terminating the Prior Agreements in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Funds.  As such, the Board of Trustees approved new agreements on substantially identical terms as the Prior Agreements.  The members of the Board of Trustees, including all of the Trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), recommend that you vote FOR the approval of these new agreements.

Unrelated to the Transaction, shareholders of each of the Dynamic Contrarian Advantage and Dynamic Discovery Funds are being asked to vote on a proposal to eliminate each Fund’s fundamental investment limitation concerning diversification so that the Funds may operate as non-diversified funds.  Approval of these proposals will permit the sub-adviser to these Funds, Goodman & Company NY, Ltd., increased flexibility to make investment decisions on these Funds’ behalf.  The members of the Board of Trustees, including the Independent Trustees, recommend that you vote FOR the approval of the elimination of the fundamental investment limitation for each of these Funds so that they may operate as non-diversified funds.

Q.  What will happen if shareholders do not approve the new agreements?

A.  If shareholders of a Fund do not approve the new investment management agreement and/or sub-advisory agreement with respect to that Fund, then that Fund’s interim investment management and/or interim sub-advisory agreement will terminate 150 days from the consummation of the Transaction and the Board of Trustees will consider other alternatives and will make such arrangements for the management of that Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers and/or sub-advisers, subject to approval by the Trustees and Fund shareholders, or the liquidation of that Fund, subject to the approval by the Board of Trustees.

Q.  How will the new agreements affect the Funds?

A.  The Funds and their investment objectives and policies will not change as a result of the new investment management and sub-advisory agreements.  You will still own the same number of shares in the same Fund and the value of the investment will not change.  The new agreements contain substantially

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identical terms and conditions as the Prior Agreements and are discussed in more detail in the enclosed Proxy Statement.

Q.  Will the investment management fee rates be the same upon approval of the new agreements?

A.  Yes, the investment management fee rate applicable to each Fund under the new agreements will be the same as the rate payable under the Prior Agreements.

Q.  Will the elimination of the Dynamic Contrarian Advantage and Dynamic Discovery Funds’ fundamental investment limitations concerning diversification change the way these Funds are managed?

A.  Yes, if approved by shareholders, the Dynamic Contrarian Advantage and Dynamic Discovery Funds will change from diversified to non-diversified funds, giving these Funds greater investment flexibility and the ability to focus their investments more heavily in securities of fewer issuers.  The investment performance of non-diversified funds may be more volatile than that of diversified funds as they may be more susceptible to risks associated with a single economic, political or regulatory event than a fund that invests in a greater number of issuers. The Dynamic Gold & Precious Metals Fund, the Dynamic U.S. Growth Fund, the Dynamic Energy Income Fund and the Mount Lucas U.S. Focused Equity Fund are already non-diversified funds.

The Dynamic Contrarian Advantage and Dynamic Discovery Funds’ investment objectives will not change.

Q.  How does the Trust’s Board of Trustees recommend that I vote?

A.  The members of the Trust’s Board of Trustees, including all of the Independent Trustees, recommend that you vote in favor of each proposal.  The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation.”

Q.  Will the Funds pay for the proxy solicitation and related legal costs?

A.  No.  The Adviser or an affiliate has agreed to bear these costs.

Q.  When and where will the shareholders’ meeting be held?

A.  The shareholders’ meeting will be held at the offices of the Adviser, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312 on April    , 2011, at 9:00 a.m., Eastern time.

Q.  Do I have to attend the shareholders’ meeting in order to vote my shares?

A.  No.  You can simply mail in the enclosed proxy card(s) or use the telephone or internet procedures for voting your shares as set forth below.

Q.  How can I vote my shares?

A.  You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):

•  By mail, using the enclosed proxy card(s) and return envelope;

•  By telephone (automated service), using the toll free number on the enclosed proxy card(s);

•  Through the Internet, using the website address on the enclosed proxy card(s); or

•  In person at the shareholder meeting.

Q.  Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.  Please contact the Funds’ proxy soliciting agent at 1-888-864-1416.

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DUNDEEWEALTH FUNDS
1160 WEST SWEDESFORD ROAD
SUITE 140
BERWYN PA 19312

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the DundeeWealth Funds (the “Trust”) will be held at 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312 on April    , 2011, at 9:00 a.m., Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Proposal 1:  Approval of a new investment management agreement between the Trust on behalf of each of the JOHCM International Select Fund, the Dynamic Infrastructure Fund, the Dynamic Contrarian Advantage Fund, the Dynamic Discovery Fund, the Dynamic Gold & Precious Metals Fund, the Dynamic U.S. Growth Fund, the Dynamic Energy Income Fund, the Dynamic Canadian Value Fund, the Smith Group Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund (the “Funds”), and DundeeWealth US, LP (the “Adviser”);

Proposal 2(a): Approval of a new sub-advisory agreement between the Adviser and JO Hambro Capital Management Ltd. on behalf of the JOHCM International Select Fund;

Proposal 2(b): Approval of a new sub-advisory agreement between the Adviser and Goodman & Company NY, Ltd. on behalf of each of the Dynamic Infrastructure Fund, the Dynamic Contrarian Advantage Fund, the Dynamic Discovery Fund, the Dynamic Gold & Precious Metals Fund, the Dynamic U.S. Growth Fund, the Dynamic Energy Income Fund and the Dynamic Canadian Value Fund;

Proposal 2(c): Approval of a new sub-advisory agreement between the Adviser and Smith Asset Management Group, L.P., on behalf of the Smith Group Large Cap Core Growth Fund;

Proposal 2(d): Approval of a new sub-advisory agreement between the Adviser and Mount Lucas Management Corp., on behalf of the Mount Lucas U.S. Focused Equity Fund;

Proposal 3(a):  Approval of the elimination of a fundamental investment limitation of the Dynamic Contrarian Advantage Fund to change the Fund from a diversified to a non-diversified fund; and

Proposal 3(b):  Approval of the elimination of a fundamental investment limitation of the Dynamic Discovery Fund to change the Fund from a diversified to a non-diversified fund.

The Trust’s Board of Trustees recommends that shareholders vote FOR each of these proposals (the “Proposals”).

Holders of record of shares of each Fund at the close of business on February 1, 2011 are entitled to vote at the Meeting and at any adjournments or postponements thereof with respect to the Proposals affecting their Fund(s).  Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies with respect to such Proposal.  Any such adjournment will require the affirmative vote of a majority of those shares of the affected Fund that are represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a Proposal against any such adjournment.  The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Trustees,

Amy Duling
Chairman

Berwyn, Pennsylvania

February    , 2011

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card).  Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

February    , 2011

DUNDEEWEALTH FUNDS
1160 WEST SWEDESFORD ROAD
SUITE 140
BERWYN PA 19312

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Trustees of the DundeeWealth Funds (the “Trust”) for voting at a Special Meeting of Shareholders (the “Meeting”) of the JOHCM International Select Fund, the Dynamic Infrastructure Fund, the Dynamic Contrarian Advantage Fund, the Dynamic Discovery Fund, the Dynamic Gold & Precious Metals Fund, the Dynamic U.S. Growth Fund, the Dynamic Energy Income Fund, the Dynamic Canadian Value Fund, the Smith Group Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund (the “Funds”) to be held on April    , 2011, at 9:00 a.m., Eastern Time, at 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.  The Trust is an open-end management investment company, organized as a Delaware statutory trust, and each Fund is a separate investment portfolio, or series, of the Trust.  As used in this Proxy Statement, each Fund’s shares are referred to as “Shares.”

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about             , 2011, or as soon as practicable thereafter.  The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, Internet or personal interview.  A copy of the Proxy Statement is available on the website of the Funds’ investment adviser, DundeeWealth US, LP (the “Adviser”), at www.dundeewealthus.com.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Adviser or an affiliate.

A proxy card is enclosed with respect to the Shares you own in each Fund.  If you return a properly executed proxy card, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon.  Each full Share is entitled to one vote as to any matter on which it is entitled to vote and each fractional Share to a proportionate fractional vote.  If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders that are being solicited with respect to each proposal.

Proposal		Shareholders Solicited
(1)	To approve a new investment management agreement between the Trust, on behalf of the Funds, and the Adviser	The shareholders of each Fund will vote separately on a Fund by Fund basis. All classes of shares of the same Fund will vote together as a single class.

(2)(a)	To approve a new sub-advisory agreement between the Adviser and JO Hambro Capital Management Ltd., on behalf of the JOHCM International Select Fund	The shareholders of the JOHCM International Select Fund will vote together as a single class.

Proposal		Shareholders Solicited
(2)(b)

To approve a new sub-advisory agreement between the Adviser and Goodman & Company NY, Ltd., on behalf of each of the Dynamic Infrastructure Fund, the Dynamic Contrarian Advantage Fund, the Dynamic Discovery Fund, the Dynamic Gold & Precious Metals Fund, the Dynamic U.S. Growth Fund, the Dynamic Energy Income Fund and the Dynamic Canadian Value Fund

The shareholders of each of the Dynamic Infrastructure Fund, the Dynamic Contrarian Advantage Fund, the Dynamic Discovery Fund, the Dynamic Gold & Precious Metals Fund, the Dynamic U.S. Growth Fund, the Dynamic Energy Income Fund and the Dynamic Canadian Value Fund will vote separately on a Fund by Fund basis. All classes of shares of the same Fund will vote together as a single class.

(2)(c)	To approve a new sub-advisory agreement between the Adviser and Smith Asset Management Group, L.P., on behalf of the Smith Group Large Cap Core Growth Fund	The shareholders of the Smith Group Large Cap Core Growth Fund will vote together as a single class.

(2)(d)	To approve a new sub-advisory agreement between the Adviser and Mount Lucas Management Corp., on behalf of the Mount Lucas U.S. Focused Equity Fund	The shareholders of the Mount Lucas U.S. Focused Equity Fund will vote together as a single class.

(3)(a)	To eliminate a fundamental investment limitation of the Dynamic Contrarian Advantage Fund to change the Fund from a diversified to a non-diversified fund	The shareholders of the Dynamic Contrarian Advantage Fund will vote together as a single class.

(3)(b)	To eliminate a fundamental investment limitation of the Dynamic Discovery Fund to change the Fund from a diversified to a non-diversified fund	The shareholders of the Dynamic Discovery Fund will vote together as a single class.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

For a free copy of each Fund’s annual report for the fiscal year ended September 30, 2010 call 1-888-572-0968 or log-on to www.dundeewealthus.com.

PROPOSAL 1

APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT

The Trust’s Board of Trustees recommends that shareholders of each Fund vote FOR the approval of the new investment management agreement between the Trust, on behalf of each Fund, and DundeeWealth US, LP

At the Meeting, shareholders of each Fund will be asked to approve a new investment management agreement (the “New Management Agreement”) between the Trust, on behalf of each Fund, and the Adviser.  The New Management Agreement contains substantially similar terms with respect to the services provided by the Adviser and the identical fee structure as the prior investment management agreement (the “Prior Management Agreement”), which was originally entered into on July 7, 2009 with respect to the JOHCM International Select Fund; March 13, 2009 with respect to the Dynamic Infrastructure Fund, the Dynamic Contrarian Advantage Fund, the Dynamic Discovery Fund, the Dynamic Gold & Precious Metals Fund, the Dynamic U.S. Growth Fund, the Dynamic Energy Income Fund and the Dynamic Canadian Value Fund; November 21, 2008 with respect to the Smith Large Cap Core Growth Fund; and August 29, 2008 with respect to the Mount Lucas U.S. Focused Equity Fund.  The Prior Management Agreement was approved by the initial shareholders of the JOHCM International Select Fund on July 29, 2009; the Dynamic Infrastructure Fund, the Dynamic Contrarian Advantage Fund, the Dynamic Discovery Fund, the Dynamic Gold & Precious Metals Fund, and the Dynamic U.S. Growth Fund on March 31, 2009; the Dynamic Energy Income Fund on August 7, 2009; and the Dynamic Canadian Value Fund on September 30, 2010.  The Prior Management Agreement was approved by shareholders of the Smith Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund on November 21, 2008 and August 29, 2008, respectively.  The New Management Agreement would simply continue the relationship between each Fund and the Adviser.  As discussed more fully below, approval of the New Management Agreement is necessary due to a change in control of the Adviser.

Background

On February 1, 2011, Dundee Corporation, the largest shareholder of the Adviser’s parent company, DundeeWealth Inc. (“DundeeWealth”), sold its ownership interest in DundeeWealth to the Bank of Nova Scotia (“Scotiabank”) (the “Transaction”).  Scotiabank, is a Canadian-based bank providing retail, commercial, corporate, investment and international banking services.  As of October 31, 2010, Scotiabank oversees approximately $526 billion in assets.  The Transaction constituted an assignment, automatically terminating the Prior Management Agreement with respect to each Fund, in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

To avoid disruption of the Funds’ investment management programs, on December 15, 2010, the Board of Trustees approved an interim investment management agreement (“Interim Management Agreement”); an interim sub-advisory agreement between the Adviser and JO Hambro Capital Management, Ltd. (“JOHCM”) with respect to the JOHCM International Select Fund (the “Interim JOHCM Agreement); an interim sub-advisory agreement between the Adviser and Goodman & Company NY, Ltd. (“Goodman”) with respect to each of the Dynamic Infrastructure Fund, the Dynamic Contrarian Advantage Fund, the Dynamic Discovery Fund, the Dynamic Gold & Precious Metals Fund, the Dynamic U.S. Growth Fund, the Dynamic Energy Income Fund and the Dynamic Canadian Value Fund (the “Interim Goodman Agreement”); an interim sub-advisory agreement between the Adviser and Smith Asset Management Group, L.P. (“Smith”) with respect to the Smith Large Cap Core Growth Fund (the “Interim Smith Agreement); and an interim sub-advisory agreement between the Adviser and Mount Lucas Management Corp. (“Mount Lucas”) with respect to the Mount Lucas U.S. Focused Equity Fund (the “Interim Mount Lucas Agreement” and, together with the Interim Management Agreement, the Interim JOHCM Agreement, the Interim Goodman Agreement and the Interim Smith Agreement, the “Interim Agreements”).  The Interim Agreements were approved pursuant to Rule 15a-4 under the 1940 Act.  Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement. Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim Agreements:

(i) the compensation under the interim contract may be no greater than under the previous contract;

(ii) the fund’s board of trustees, including a majority of the independent trustees, has voted in person to approve the interim contract before the previous contract is terminated;

(iii) the fund’s board of trustees, including a majority of the independent trustees, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

(iv) the interim contract provides that the fund’s board of trustees or a majority of the fund’s outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser;

(v) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the fund’s board, including a majority of the independent trustees; and

(vi) the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders.

The Interim Management Agreement became effective with respect to each Fund upon consummation of the Transaction and will remain in effect (unless sooner terminated) until shareholders of the Fund either approve or disapprove the New Management Agreement or 150 days following the date of the consummation of the Transaction, whichever is sooner.  The fee payable by each Fund pursuant to the Interim Management Agreement is the same fee payable by that Fund pursuant to the Prior Management Agreement.  The services to be provided to each Fund pursuant to the Interim Management Agreement are identical to the services provided to each Fund pursuant to the Prior Management Agreement.

The advisory fees earned by the Adviser during the interim period will be held in an interest-bearing escrow account at Wachovia Bank, a division of Wells Fargo Bank, N.A.  Fees that are paid to the escrow account, including interest earned, will be paid to the Adviser if the Fund shareholders approve the New Management Agreement within 150 days of the date of the Interim Management Agreement.  If shareholders of a Fund do not approve the New Management Agreement within 150 days of the date of the Interim Management Agreement, then the Adviser will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the Interim Management Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned.

The form of the New Management Agreement is attached hereto as Exhibit A.  The terms of the New Management Agreement are substantially similar to the terms of the Prior Management Agreement with respect to services provided by the Adviser and has an identical fee structure.  The material terms of the New Management Agreement and Prior Management Agreement are compared below in “Summary of the New Management Agreement and Prior Management Agreement.”

If a Fund’s shareholders do not approve the New Management Agreement at the Meeting or at an adjournment of the Meeting, then the Adviser will no longer be the investment adviser of that Fund, in which case the Board of Trustees will consider other alternatives and will make such arrangements for the management of that Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers, subject to approval by the Board of Trustees and Fund shareholders, or the liquidation of the Fund, subject to the approval by the Board of Trustees.

The management of the Adviser is not expected to change as a result of the Transaction.

Compensation Paid to the Adviser

Under the Prior Management Agreement, the Adviser was entitled to receive a monthly advisory fee computed at the following annual rates of each Fund’s average daily net assets in return for the services provided by the Adviser as investment adviser to that Fund.

JOHCM International Select Fund	0.85%
Dynamic Infrastructure Fund	0.95%
Dynamic Contrarian Advantage Fund	0.85%
Dynamic Discovery Fund	0.95%
Dynamic Gold & Precious Metals Fund	0.95%
Dynamic U.S. Growth Fund	0.75%
Dynamic Energy Income Fund	0.95%
Dynamic Canadian Value Fund	0.85%
Smith Group Large Cap Core Growth Fund	0.61%
Mount Lucas U.S. Focused Equity Fund	0.75%

After fee waivers and expense reimbursements, for the fiscal year ended September 30, 2010, the Adviser received no fees pursuant to the Prior Management Agreement.

The fee structure under the New Management Agreement will be identical to the fee structure under the Prior Management Agreement.

Information about the Adviser

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Adviser’s principal offices are located at 1160 West Swedesford Road, Suite 140, Berwyn PA 19312.  As of November 30, 2010, the Adviser managed over $202 million in investment assets.  The Adviser was established in 2006 and offers investment management services for investment companies.  As a result of the Transaction, Scotiabank controls the Adviser.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of the Adviser as of December 31, 2010.  Each individual’s address is c/o the Adviser, 1160 West Swedesford Road, Suite 140, Berwyn PA 19312.

Name	Principal Occupation with Adviser
Amy D. Duling	Managing Partner and Chief Compliance Officer
Peter J. Moran	Managing Partner
Wayne G. LeSage, Jr., CFA	Director, Investments & Strategic Accounts
John H. Leven	Director, Finance
David C. Lebisky	Director, Regulatory Administration

For the fiscal year ended September 30, 2010, the Funds paid the following brokerage commissions to Dundee Securities Corporation, an affiliated broker in light of its being under common control with the Adviser:

Fund	Aggregate Commissions Paid	Percentage of Fund’s Aggregate Commissions
Dynamic Energy Income Fund	$632	12.99%
Dynamic Infrastructure Fund	$2	0.07%
Dynamic Contrarian Advantage Fund	$57	3.70%
Dynamic Discovery Fund	$26	2.02%
Dynamic Gold & Precious Metals Fund	$8,654	22.56%

Summary of the New Management Agreement and the Prior Management Agreement

A copy of the New Management Agreement is attached hereto as Exhibit A.  The following description is only a summary.  You should refer to Exhibit A for the New Management Agreement, and the description set forth in this Proxy Statement of the New Management Agreement is qualified in its entirety by reference to Exhibit A.  The investment management services to be provided by the Adviser under the New Management Agreement and the fee structure are identical to the services provided by the Adviser and the fee structure under the Prior Management Agreement and currently provided by the Adviser and the fee structure under the Interim Management Agreement.

Advisory Services.  Both the New Management Agreement and Prior Management Agreement state that, subject to the supervision of the Board of Trustees of the Trust, the Adviser will furnish and manage a continuous investment program for the Funds, and hire (subject to the approval of the Trust’s Board of Trustees and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of each affected Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of each Fund.  Both the New Management Agreement and the Prior Management Agreement provide that the Adviser will continuously review, supervise and (where appropriate) administer the investment program of each Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the Trust with records concerning the Adviser’s activities which the Trust is required to maintain and to render regular reports to the Trust’s officers and Trustees concerning the Adviser’s discharge of the foregoing responsibilities.

Brokerage.  Both the New Management Agreement and the Prior Management Agreement provide that the Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain “best execution,” considering each Fund’s investment objectives, policies, and restrictions as stated in the Funds’ prospectus(es) and statement(s) of additional information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Trust’s Board.

Management Fees.  Both the New Management Agreement and Prior Management Agreement contain the identical fee structure based on the Fund’s average daily net assets.  The Adviser has entered into an expense limitation agreement with respect to each Fund.  The expense limitations will continue until at least January 31, 2012 with respect to the Smith Group Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund, March 13, 2012 with respect to the Dynamic Infrastructure Fund, the Dynamic Contrarian Advantage Fund, the Dynamic Discovery Fund, the Dynamic Gold & Precious Metals Fund, the Dynamic U.S. Growth Fund, the Dynamic Energy Income Fund and the Dynamic Canadian Value Fund, and July 31, 2012 with respect to the JOHCM International Select Fund.  The expense limitations will not be affected by the Transaction.

Duration and Termination.  Both the New Management Agreement and the Prior Management Agreement provide that they will continue in effect for an initial two-year period and that they shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act.  Both the New Management Agreement and the Prior Management Agreement may be terminated at any time, on sixty (60) days prior written notice, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund or Funds) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon sixty (60) days prior written notice.

Limitation on Liability.  Both the New Management Agreement and the Prior Management Agreement provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.  For purposes of this provision, the term “Adviser” includes directors, officers, employees and other corporate agents of the Adviser as well as the Adviser itself.

PROPOSAL 2(a)

APPROVAL OF THE NEW JOHCM SUB-ADVISORY AGREEMENT

The Trust’s Board of Trustees recommends that shareholders of the JOHCM International Select Fund vote FOR the approval of the new sub-advisory agreement between DundeeWealth US, LP, and JO Hambro Capital Management Ltd. on behalf of the JOHCM International Select Fund

At the Meeting, shareholders of the JOHCM International Select Fund (the “JOHCM Fund”) will be asked to approve a new sub-advisory agreement (the “New JOHCM Agreement”) between the Adviser and JOHCM, on behalf of the JOHCM Fund.  The New JOHCM Agreement and the Interim JOHCM Agreement contain substantially similar terms with respect to the services provided by JOHCM and an identical fee structure as the prior sub-advisory agreement (the “Prior JOHCM Agreement”), which was originally entered into on July 20, 2009.  The Prior JOHCM Agreement was approved by the initial shareholders of the JOHCM International Select Fund on July 29, 2009. The New JOHCM Agreement would simply continue the relationship among the parties.  Approval of the New JOHCM Agreement is necessary because the Transaction also terminated the Prior JOHCM Agreement.

The sub-advisory fees earned by JOHCM during the interim period will be held in an interest-bearing escrow account at Wachovia Bank, a division of Wells Fargo Bank, N.A.  Fees that are paid to the escrow account, including interest earned, will be paid to JOHCM if the JOHCM Fund’s shareholders approve the New Management Agreement and the New JOHCM Agreement within 150 days of the date of the Interim Management Agreement and the Interim JOHCM Agreement.  If shareholders do not approve the New Management Agreement and the New JOHCM Agreement within 150 days of the date of the Interim Management Agreement and the Interim JOHCM Agreement, then JOHCM will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the Interim JOHCM Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned.

The form of the New JOHCM Agreement is attached hereto as Exhibit B.  The material terms of the New JOHCM Agreement and Prior JOHCM Agreement are compared below in “Summary of the New JOHCM Agreement and Prior JOHCM Agreement.”

If the JOHCM Fund’s shareholders do not approve the New Management Agreement and the New JOHCM Agreement at the Meeting or at an adjournment of the Meeting, then JOHCM will no longer be the sub-adviser of the JOHCM Fund, in which case the Board of Trustees will consider other alternatives and will make such arrangements for the management of the JOHCM Fund’s investments as it deems appropriate and in the best interests of the JOHCM Fund, including (without limitation) the recommendation of one or more other sub-advisers, subject to approval by the Board of Trustees and JOHCM Fund shareholders, or the liquidation of the JOHCM Fund, subject to the approval of the Board of Trustees.

The management and portfolio managers of JOHCM are not expected to change as a result of the Transaction.

Compensation Paid to JOHCM

Under the Prior JOHCM Agreement, JOHCM is entitled to receive a monthly sub-advisory fee, paid by the Adviser, computed at the following annual rates of the JOHCM Fund’s average daily net assets in return for the services provided by JOHCM as sub-adviser to the JOHCM Fund.

JOHCM International Select Fund	0.40% on first $30 million 0.58% on next $70 million and 0.64% on balance

After fee waivers and expense reimbursements for the fiscal year ended September 30, 2010, JOHCM received no fees pursuant to the Prior JOHCM Agreement.

The fee structure under the New JOHCM Agreement and the Interim JOHCM Agreement will be identical to the fee structure under the Prior JOHCM Agreement.

Information about JOHCM

JOHCM is registered as an investment adviser under the Advisers Act.  JOHCM is a wholly owned subsidiary of JO Hambro Capital Management Group Limited, a United Kingdom based asset management firm, which is 93% employee owned.  JOHCM’s principal offices are located at Ryder Court, Ground Floor, 14 Ryder Street, London SW1Y6QB, United Kingdom.  As of November 30, 2010, JOHCM managed $9.3 billion in investment assets.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of JOHCM as of December 31, 2010.  Each individual’s address is c/o JOHCM, Ryder Court, Ground Floor, 14 Ryder Street, London SW1Y6QB, United Kingdom.

Name	Principal Occupation with JOHCM
Ryan D. D. Corton	Operations Director
Graham Warner	Finance Director
M. Helen Vaughan	Director — Client & Product Services
James D. Hambro	Chairman
Jeremy J. Brade	Director
Nicholas H. Pitt-Lewis	Chief Compliance Officer
Christopher H. B. Mills	Director
Suzy A. E. G. Neubert	Director
Gavin M. Rochussen	Group Chief Executive Officer
Andrew J. Steel	Director

There were no brokerage commissions paid by any Fund to affiliated brokers of JOHCM for the fiscal year ended September 30, 2010.

Summary of the New JOHCM Agreement and the Prior JOHCM Agreement

A copy of the New JOHCM Agreement is attached hereto as Exhibit B.  The following description is only a summary.  You should refer to Exhibit B for the New JOHCM Agreement, and the description set forth in this Proxy Statement of the New JOHCM Agreement is qualified in its entirety by reference to Exhibit B.  The investment advisory services to be provided by JOHCM under the New JOHCM Agreement and the fee structure are identical to the services provided by JOHCM and the fee structure under the Prior JOHCM Agreement and currently provided by JOHCM and the fee structure under the Interim JOHCM Agreement.

Advisory Services.  Both the New JOHCM Agreement and Prior JOHCM Agreement state that, subject to the supervision of the Adviser and the Board of Trustees of the Trust, JOHCM will coordinate the investment and reinvestment of the assets of the JOHCM Fund and determine the composition of the assets of the JOHCM Fund.  Both agreements provide that as part of the services JOHCM will provide thereunder, JOHCM will: (i) obtain and evaluate, to the extent deemed necessary and advisable by JOHCM in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the JOHCM Fund or are under consideration for inclusion in the JOHCM Fund; (ii) formulate and implement a continuous investment program for the JOHCM Fund; (iii) take whatever steps are necessary to implement the investment program for the JOHCM Fund by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the JOHCM Fund; (iv) keep the Trustees of the Trust and the

Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and JOHCM of all material facts concerning the investment and reinvestment of the assets in the JOHCM Fund, JOHCM and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and JOHCM will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing; (v) in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the JOHCM Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of JOHCM for each security or other investment/asset in the JOHCM Fund for which market prices are not readily available, in each case at the reasonable request of the Adviser or the Trustees; (vi) provide at the reasonable request of the Adviser or the Trustees any and all material composite performance information, records and supporting documentation about accounts JOHCM manages, if appropriate, which are relevant to the JOHCM Fund and that have investment objectives, policies, and strategies substantially similar to those employed by JOHCM in managing the JOHCM Fund that may be reasonably necessary, under applicable laws, to allow the JOHCM Fund or its agent to present information concerning JOHCM’s prior performance in the Trust’s prospectus and statement of additional information and any permissible reports and materials prepared by the JOHCM Fund or its agent; and (vii) cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.  The investment advisory services to be provided by JOHCM under the New JOHCM Agreement and the fee structure are identical to the services provided by JOHCM and the fee structure under both the Prior JOHCM Agreement and under the Interim JOHCM Agreement.

Brokerage.  Both the New JOHCM Agreement and the Prior JOHCM Agreement provide that JOHCM is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the JOHCM Fund and is directed to use its best efforts to obtain “best execution” in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to JOHCM or as described in the Trust’s prospectus and statement of additional information.

Sub-Advisory Fees.  Both the New JOHCM Agreement and Prior JOHCM Agreement contain the identical fee structure based on the JOHCM Fund’s average daily net assets.   The sub-advisory fees are paid by the Adviser and do not affect the JOHCM Fund’s expenses.

Duration and Termination.  Both the New JOHCM Agreement and the Prior JOHCM Agreement provide that they will continue in effect for an initial two-year period and that they shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act.  Both the New JOHCM Agreement and the Prior JOHCM Agreement may be terminated at any time, on sixty (60) days prior written notice, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the JOHCM Fund) without the payment of a penalty, or by the Adviser or JOHCM at any time, without the payment of a penalty, upon sixty (60) days prior written notice.

Limitation on Liability and Indemnification.  Both the New JOHCM Agreement and the Prior JOHCM Agreement provide that, except as may otherwise be provided by the 1940 Act or any other federal securities law, neither JOHCM nor any of its officers, members or employees (the “JOHCM Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by JOHCM or the JOHCM Affiliates with respect to the JOHCM Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of JOHCM or the JOHCM Affiliates for, and JOHCM shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of JOHCM in the performance of any of its duties or obligations or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the JOHCM Fund or the omission to state therein a material fact known to JOHCM which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made solely in reliance upon information furnished to the Adviser or the Trust by the JOHCM Indemnitees (as defined below) for use therein.

Both the New JOHCM Agreement and the Prior JOHCM Agreement also provide that, except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by JOHCM as a result of any error of judgment or mistake of law by the Adviser with respect to the JOHCM Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless JOHCM, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “JOHCM Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the JOHCM Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the JOHCM Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made solely in reliance upon information furnished to the Adviser or the Trust.

PROPOSAL 2(b)

APPROVAL OF THE NEW GOODMAN SUB-ADVISORY AGREEMENT

The Trust’s Board of Trustees recommends that shareholders of the Dynamic Infrastructure Fund, the Dynamic Contrarian Advantage Fund, the Dynamic Discovery Fund, the Dynamic Gold & Precious Metals Fund, the Dynamic U.S. Growth Fund, the Dynamic Energy Income Fund and the Dynamic Canadian Value Fund vote FOR the approval of the new sub-advisory agreement between DundeeWealth US, LP, and Goodman & Company NY, Ltd. on behalf of each of the Dynamic Infrastructure Fund, the Dynamic Contrarian Advantage Fund, the Dynamic Discovery Fund, the Dynamic Gold & Precious Metals Fund, the Dynamic U.S. Growth Fund, the Dynamic Energy Income Fund and the Dynamic Canadian Value Fund

At the Meeting, shareholders of the Dynamic Infrastructure Fund, the Dynamic Contrarian Advantage Fund, the Dynamic Discovery Fund, the Dynamic Gold & Precious Metals Fund, the Dynamic U.S. Growth Fund, the Dynamic Energy Income Fund and the Dynamic Canadian Value Fund (the “Dynamic Funds”) will be asked to approve a new sub-advisory agreement (the “New Goodman Agreement”) between the Adviser and Goodman, on behalf of each of the Dynamic Funds.  The New Goodman Agreement and the Interim Goodman Agreement contain substantially similar terms with respect to the services provided by Goodman and the identical fee structure as the prior sub-advisory agreement (the “Prior Goodman Agreement”), which was originally entered into on March 31, 2009.  The Prior Goodman Agreement was approved by the initial shareholders of the Dynamic Infrastructure Fund, the Dynamic Contrarian Advantage Fund, the Dynamic Discovery Fund, the Dynamic Gold & Precious Metals Fund, and the Dynamic U.S. Growth Fund on March 31, 2009; the Dynamic Energy Income Fund on August 7, 2009; and the Dynamic Canadian Value Fund on September 30, 2010.  The New Goodman Agreement would simply continue the relationship among the parties.  Approval of the New Goodman Agreement is necessary because the Transaction also terminated the Prior Goodman Agreement.

The sub-advisory fees earned by Goodman during the interim period will be held in an interest-bearing escrow account at Wachovia Bank, a division of Wells Fargo Bank, N.A.  Fees that are paid to the escrow account, including interest earned, will be paid to Goodman with respect to a Fund if that Fund’s shareholders approve the New Management Agreement and the New Goodman Agreement within 150 days of the date of the Interim Management Agreement and the Interim Goodman Agreement.  If shareholders of a Dynamic Fund do not approve the New Management Agreement and the New Goodman Agreement within 150 days of the date of the Interim Management Agreement and the Interim Goodman Agreement, then Goodman will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the Interim Goodman Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned.

The form of the New Goodman Agreement is attached hereto as Exhibit C.  The material terms of the New Goodman Agreement and Prior Goodman Agreement are compared below in “Summary of the New Goodman Agreement and Prior Goodman Agreement.”

If a Dynamic Fund’s shareholders do not approve the New Management Agreement and the New Goodman Agreement at the Meeting or at an adjournment of the Meeting, then Goodman will no longer be the sub-adviser of that Fund, in which case the Board of Trustees will consider other alternatives and will make such arrangements for the management of that Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other sub-advisers, subject to approval by the Board of Trustees and Fund shareholders, or the liquidation of the Fund, subject to the approval of the Board of Trustees.

The management and portfolio managers of Goodman are not expected to change as a result of the Transaction.

Compensation Paid to Goodman

Under the Prior Goodman Agreement, Goodman is entitled to receive a monthly sub-advisory fee, paid by the Adviser, computed at the following annual rates of each of the Dynamic Funds’ average daily net assets in return for the services provided by Goodman as sub-adviser to that Fund.

Dynamic Infrastructure Fund	0.45% on the first $150,000,000 and 0.75% on the balance
Dynamic Contrarian Advantage Fund	0.35% on the first $150,000,000 and 0.65% on the balance
Dynamic Discovery Fund	0.45% on the first $150,000,000 and 0.75% on the balance
Dynamic Gold & Precious Metals Fund	0.45% on the first $150,000,000 and 0.75% on the balance
Dynamic U.S. Growth Fund	0.25% on the first $150,000,000 and 0.55% on the balance
Dynamic Energy Income Fund	0.45% on the first $150,000,000 and 0.75% on the balance
Dynamic Canadian Value Fund	0.35% on the first $150,000,000 and 0.65% on the balance

After fee waivers and expense reimbursements for the fiscal year ended September 30, 2010, Goodman received no fees pursuant to the Prior Goodman Agreement.

The fee structure under the New Goodman Agreement and the Interim Goodman Agreement will be identical to the fee structure under the Prior Goodman Agreement.

Information about Goodman

Goodman is registered as an investment adviser under the Advisers Act.  Goodman is an affiliate of the Adviser.  Goodman’s principal offices are located at Dundee Place, 1 Adelaide St. E., Ste. 2900, Toronto, ON MSC 2V9.  As of November 30, 2010, Goodman managed $182 million of investment assets.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of Goodman as of December 31, 2010.  Each individual’s address is c/o Goodman, Dundee Place, 1 Adelaide St. E., Ste. 2900, Toronto, ON MSC 2V9.

Name	Principal Occupation with Goodman
David J. Goodman	Director, President, Chief Executive Officer
Oscar Belaiche	Vice President
Noah Blackstein	Vice President
Robert Cohen	Vice President, Portfolio Manager
Daymon Loeb	Vice President
Donald MacDonald	Vice President
Jim Morris	Senior Vice President, Finance
John Paul Pereira	Chief Financial Officer, Executive Vice President

For the fiscal year ended September 30, 2010, the Funds paid the following brokerage commissions to Dundee Securities Corporation, an affiliated broker of Goodman, in light of its being under common control with Goodman:

Fund	Aggregate Commissions Paid	Percentage of Fund’s Aggregate Commissions
Dynamic Energy Income Fund	$632	12.99%
Dynamic Infrastructure Fund	$2	0.07%
Dynamic Contrarian Advantage Fund	$57	3.70%
Dynamic Discovery Fund	$26	2.02%
Dynamic Gold & Precious Metals Fund	$8,654	22.56%

Summary of the New Goodman Agreement and the Prior Goodman Agreement

A copy of the New Goodman Agreement is attached hereto as Exhibit C.  The following description is only a summary.  You should refer to Exhibit C for the New Goodman Agreement, and the description set forth in this Proxy Statement of the New Goodman Agreement is qualified in its entirety by reference to Exhibit C.  The investment advisory services to be provided by Goodman under the New Goodman Agreement and the fee structure are identical to the services provided by Goodman and the fee structure under the Prior Goodman Agreement and currently provided by Goodman and the fee structure under the Interim Goodman Agreement.

Advisory Services.  Both the New Goodman Agreement and Prior Goodman Agreement state that, subject to the supervision of the Adviser and the Board of Trustees of the Trust, Goodman will coordinate the investment and reinvestment of the assets of each of the Dynamic Funds and determine the composition of the assets of such Fund.  Both agreements provide that as part of the services Goodman will provide hereunder, Goodman will: (i) obtain and evaluate, to the extent deemed necessary and advisable by Goodman in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in each of the Dynamic Funds or are under consideration for inclusion in a Dynamic Fund; (ii) formulate and implement in its discretion a continuous investment program for each Dynamic Fund; (iii) take whatever steps are necessary in its discretion to implement the investment program for each Dynamic Fund by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of each Dynamic Fund; (iv) in its discretion and without prior consultation with the Adviser or the Trust, buy, sell, exchange, hold or otherwise trade in any and all types of securities or investment instruments on behalf of each Dynamic Fund, subject to certain restrictions; (v) keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and Goodman of all material facts concerning the investment and reinvestment of the assets in each Dynamic Fund, Goodman and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and representatives of Goodman will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing; (vi) in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in each Dynamic Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of Goodman for each security or other investment/asset in a Dynamic Fund for which market prices are not readily available; (vii) to the extent permissible under laws and regulations applicable to Goodman, provide any and all available material composite performance information, records and supporting documentation about accounts Goodman manages, if appropriate, which are relevant to the Dynamic Funds and that have investment objectives, policies, and strategies substantially similar to those employed by Goodman in managing a Dynamic Fund that may be reasonably necessary, under applicable laws, to allow each Dynamic Fund or its agent to present information concerning Goodman’s prior performance in the Trust’s prospectus and statement of additional information and any permissible reports and materials prepared by each Dynamic Fund or its agent; and (viii) cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such material matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.  The investment advisory services to be provided by Goodman under the New Goodman Agreement and the fee structure are identical to the services provided by Goodman and the fee structure under both the Prior Goodman Agreement and under the Interim Goodman Agreement.

Brokerage.  Both the New Goodman Agreement and the Prior Goodman Agreement provide that Goodman is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Dynamic Funds and is directed to use its best efforts to obtain “best execution” in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to Goodman or as described in the Trust’s prospectus and statement of additional information.

Sub-Advisory Fees.  Both the New Goodman Agreement and Prior Goodman Agreement contain the identical fee structure based on each Dynamic Fund’s average daily net assets.  The sub-advisory fees are paid by the Adviser and do not affect the Dynamic Funds’ expenses.

Duration and Termination.  Both the New Goodman Agreement and the Prior Goodman Agreement provide that they will continue in effect for an initial two-year period and that they shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act.  Both the New Goodman Agreement and the Prior Goodman Agreement may be terminated at any time, on sixty (60) days prior written notice, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Dynamic Fund) without the payment of a penalty, or by the Adviser or Goodman at any time, without the payment of a penalty, upon sixty (60) days prior written notice.

Limitation on Liability and Indemnification.  Both the New Goodman Agreement and the Prior Goodman Agreement provide that, except as may otherwise be provided by the 1940 Act or any other federal securities law, neither Goodman nor any of its officers, members or employees (the “Goodman Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by Goodman or the Goodman Affiliates with respect to each Dynamic Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of Goodman or the

Goodman Affiliates for, and Goodman shall indemnify and hold harmless the Adviser Indemnitees against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of Goodman in the performance of any of its duties or obligations or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to a Dynamic Fund or the omission to state therein a material fact known to Goodman which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Adviser or the Trust by the Goodman Indemnitees (as defined below) for use therein.

Both the New Goodman Agreement and the Prior Goodman Agreement also provide that, except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by Goodman as a result of any error of judgment or mistake of law by the Adviser with respect to each Dynamic Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless Goodman, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Goodman Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Goodman Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to a Dynamic Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust.

PROPOSAL 2(c)

APPROVAL OF THE NEW SMITH SUB-ADVISORY AGREEMENT

The Trust’s Board of Trustees recommends that shareholders of the Smith Group Large Cap Core Growth Fund vote FOR the approval of the new sub-advisory agreement between DundeeWealth US, LP, and Smith Asset Management Group, L.P on behalf of the Smith Group Large Cap Core Growth Fund.

At the Meeting, shareholders of the Smith Group Large Cap Core Growth Fund (the “Smith Fund”) will be asked to approve a new sub-advisory agreement (the “New Smith Agreement”) between the Adviser and Smith.  The New Smith Agreement and the Interim Smith Agreement contain substantially similar terms with respect to the services provided by Smith and the identical fee structure as the prior sub-advisory agreement (the “Prior Smith Agreement”), which was originally approved by shareholders and entered into on November 21, 2008.  The New Smith Agreement would simply continue the relationship among the parties.  Approval of the New Smith Agreement is necessary because the Transaction also terminated the Prior Smith Agreement.

The sub-advisory fees earned by Smith during the interim period will be held in an interest-bearing escrow account at Wachovia Bank, a division of Wells Fargo Bank, N.A.  Fees that are paid to the escrow account, including interest earned, will be paid to Smith if the Smith Fund’s shareholders approve the New Management Agreement and the New Smith Agreement within 150 days of the date of the Interim Management Agreement and the Interim Smith Agreement.  If shareholders of the Smith Fund do not approve the New Management Agreement and the New Smith Agreement within 150 days of the date of the Interim Management Agreement and the Interim Smith Agreement, then Smith will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the Interim Smith Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned.

The form of the New Smith Agreement is attached hereto as Exhibit D.  The material terms of the New Smith Agreement and Prior Smith Agreement are compared below in “Summary of the New Smith Agreement and Prior Smith Agreement.”

If the Smith Fund’s shareholders do not approve the New Management Agreement and the New Smith Agreement at the Meeting or at an adjournment of the Meeting, then Smith will no longer be the sub-adviser of the Smith Fund, in which case the Board of Trustees will consider other alternatives and will make such arrangements for the management of the Smith Fund’s investments as it deems appropriate and in the best interests of the Smith Fund, including (without limitation) the recommendation of one or more other sub-advisers, subject to approval by the Board of Trustees and Smith Fund shareholders, or the liquidation of the Smith Fund, subject to the approval of the Board of Trustees.

The management and portfolio managers of Smith are not expected to change as a result of the Transaction.

Compensation Paid to Smith

Under the Prior Smith Agreement, Smith is entitled to receive a monthly sub-advisory fee, paid by the Adviser, computed at the following annual rates of the Smith Fund’s average daily net assets in return for the services provided by Smith as sub-adviser to the Smith Fund.

Smith Group Large Cap Core Growth Fund	0.30% on the first $100,000,000 0.35% on the next $400,000,000 0.40% on the next $500,000,000 and 0.35% on the balance

For the fiscal year ended September 30, 2010, the Adviser paid Smith the following fees pursuant to the Prior Smith Agreement:

Smith Group Large Cap Core Growth Fund	$110,793

The fee structure under the New Smith Agreement and the Interim Smith Agreement will be identical to the fee structure under the Prior Smith Agreement.

Information about Smith

Smith is registered as an investment adviser under the Advisers Act.  Smith’s principal offices are located at 100 Crescent Court, Suite 1150, Dallas, TX 75201.  As of November 30, 2010, Smith managed $2.265 billion of investment assets.  Smith is controlled by Stephen S. Smith, SAMG Partners, LP and Dallas Advisor, LLC.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of Smith as of December 31, 2010.  Each individual’s address is c/o Smith, 100 Crescent Court, Suite 1150, Dallas, TX 75201.

Name	Principal Occupation with Smith
Stephen S. Smith	Chief Executive Officer, Chief Investment Officer, Portfolio Manager
John D. Brim	Chief Financial/Operations Officer, Portfolio Manager

There were no brokerage commissions paid by any Fund to affiliated brokers of Smith for the fiscal year ended September 30, 2010.

Summary of the New Smith Agreement and the Prior Smith Agreement

A copy of the New Smith Agreement is attached hereto as Exhibit D.  The following description is only a summary.  You should refer to Exhibit D for the New Smith Agreement, and the description set forth in this Proxy Statement of the New Smith Agreement is qualified in its entirety by reference to Exhibit D.  The investment advisory services to be provided by Smith under the New Smith Agreement and the fee structure are identical to the services provided by Smith and the fee structure under the Prior Smith Agreement and currently provided by Smith and the fee structure under the Interim Smith Agreement.

Advisory Services.  Both the New Smith Agreement and Prior Smith Agreement state that, subject to the supervision of the Adviser and the Board of Trustees of the Trust, Smith will coordinate the investment and reinvestment of the assets of the Smith Fund and determine the composition of the assets of the Smith Fund.  Both agreements provide that as part of the services Smith will provide hereunder, Smith will: (i) obtain and evaluate, to the extent deemed necessary and advisable by Smith in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Smith Fund or are under consideration for inclusion in the Smith Fund; (ii) formulate and implement a continuous investment program for the Smith Fund; (iii) take whatever steps are necessary to implement the investment program for the Smith Fund by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Smith Fund; (iv) keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and Smith of all material facts concerning the investment and reinvestment of the assets in the Smith Fund, Smith and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and Smith will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing; (v) in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Smith Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of Smith for each security or other investment/asset in the Smith Fund for which market prices are not readily available; (vi) provide any and all material composite performance information, records and supporting documentation about accounts Smith manages, if appropriate, which are relevant to the Smith Fund and that have investment objectives, policies, and strategies substantially similar to those employed by Smith in managing the Smith Fund that may be reasonably necessary, under applicable laws, to allow the Smith Fund or its agent to present information concerning Smith’s prior performance in the Trust’s prospectus and statement of additional information and any permissible reports and materials prepared by the Smith Fund or its agent; and (vii) cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.  The investment advisory services to be provided by Smith under the New Smith Agreement and the fee structure are identical to the services provided by Smith and the fee structure under both the Prior Smith Agreement and under the Interim Smith Agreement.

Brokerage.  Both the New Smith Agreement and the Prior Smith Agreement provide that Smith is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Smith Fund and is directed to use its best efforts to obtain “best execution” in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to Smith or as described in the Trust’s prospectus and statement of additional information.

Sub-Advisory Fees.  Both the New Smith Agreement and Prior Smith Agreement contain the identical fee structure based on the Smith Fund’s average daily net assets.  The sub-advisory fees are paid by the Adviser and do not affect the Smith Fund’s expenses.

Duration and Termination.  Both the New Smith Agreement and the Prior Smith Agreement provide that they will continue in effect for an initial two-year period and that they shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act.  Both the New Smith Agreement and the Prior Smith Agreement may be terminated at any time, on sixty (60) days prior written notice, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Smith Fund) without the payment of a penalty, or by the Adviser or Smith at any time, without the payment of a penalty, upon sixty (60) days prior written notice.

Limitation on Liability and Indemnification.  Both the New Smith Agreement and the Prior Smith Agreement provide that, except as may otherwise be provided by the 1940 Act or any other federal securities law, neither Smith nor any of its officers, members or employees (the “Smith Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by Smith or the Smith Affiliates with respect to the Smith Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of Smith or the Smith Affiliates for, and Smith shall indemnify and hold harmless the Adviser Indemnitees against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of Smith in the performance of any of its duties or obligations or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Smith Fund or the omission to state therein a material fact known to Smith which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Adviser or the Trust by the Smith Indemnitees (as defined below) for use therein.

Both the New Smith Agreement and the Prior Smith Agreement also provide that, except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by Smith as a result of any error of judgment or mistake of law by the Adviser with respect to the Smith Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless Smith, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Smith Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Smith Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Smith Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust.

PROPOSAL 2(d)

APPROVAL OF THE NEW MOUNT LUCAS SUB-ADVISORY AGREEMENT

The Trust’s Board of Trustees recommends that shareholders of the Mount Lucas U.S. Focused Equity Fund vote FOR the approval of the new sub-advisory agreement between DundeeWealth US, LP, and Mount Lucas Management Corp. on behalf of the Mount Lucas U.S. Focused Equity Fund.

At the Meeting, shareholders of the Mount Lucas U.S. Focused Equity Fund (the “Mount Lucas Fund”) will be asked to approve a new sub-advisory agreement (the “New Mount Lucas Agreement”) between the Adviser and Mount Lucas, on behalf of the Mount Lucas Fund.  The New Mount Lucas Agreement and the Interim Mount Lucas Agreement contain substantially similar terms with respect to the services provided by Mount Lucas and the identical fee structure as the prior sub-advisory agreement (the “Prior Mount Lucas Agreement”), which was approved by shareholders and originally entered into on August 29, 2008.  The New Mount Lucas Agreement would simply continue the relationship among the parties.  Approval of the New Mount Lucas Agreement is necessary because the Transaction also terminated the Prior Mount Lucas Agreement.

The sub-advisory fees earned by Mount Lucas during the interim period will be held in an interest-bearing escrow account at Wachovia Bank, a division of Wells Fargo Bank, N.A.  Fees that are paid to the escrow account, including interest earned, will be paid to Mount Lucas if the Mount Lucas Fund’s shareholders approve the New Management Agreement and the New Mount Lucas Agreement within 150 days of the date of the Interim Management Agreement and the Interim Mount Lucas Agreement.  If shareholders of the Mount Lucas Fund do not approve the New Management Agreement and the New Mount Lucas Agreement within 150 days of the date of the Interim Management Agreement and the Interim Mount Lucas Agreement, then Mount Lucas will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the Interim Mount Lucas Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned.

The form of the New Mount Lucas Agreement is attached hereto as Exhibit E.  The material terms of the New Mount Lucas Agreement and Prior Mount Lucas Agreement are compared below in “Summary of the New Mount Lucas Agreement and Prior Mount Lucas Agreement.”

If the Mount Lucas Fund’s shareholders do not approve the New Management Agreement and the New Mount Lucas Agreement at the Meeting or at an adjournment of the Meeting, then Mount Lucas will no longer be the sub-adviser of the Mount Lucas Fund, in which case the Board of Trustees will consider other alternatives and will make such arrangements for the management of the Mount Lucas Fund’s investments as it deems appropriate and in the best interests of the Mount Lucas Fund, including (without limitation) the recommendation of one or more other sub-advisers, subject to approval by the Board of Trustees and Mount Lucas Fund shareholders, or the liquidation of the Mount Lucas Fund, subject to the approval by the Board of Trustees.

The management and portfolio managers of Mount Lucas are not expected to change as a result of the Transaction.

Compensation Paid to Mount Lucas

Under the Prior Mount Lucas Agreement, Mount Lucas is entitled to receive a monthly sub-advisory fee, paid by the Adviser, computed at the following annual rates of the Mount Lucas Fund’s average daily net assets in return for the services provided by Mount Lucas as sub-adviser to the Mount Lucas Fund.

Mount Lucas U.S. Focused Equity Fund	0.25% on the first $200,000,000 and 0.60% on the balance

After fee waivers and expense reimbursement for the fiscal year ended September 30, 2010, Mount Lucas received no fees pursuant to the Prior Mount Lucas Agreement.

The fee structure under the New Mount Lucas Agreement and the Interim Mount Lucas Agreement will be identical to the fee structure under the Prior Mount Lucas Agreement.

Information about Mount Lucas

Mount Lucas is registered as an investment adviser under the Advisers Act.  Mount Lucas’s principal offices are located at 405 South State Street, Newtown, PA 18940.  As of November 30, 2010, Mount Lucas managed $1.76 billion in investment assets.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of Smith as of December 31, 2010.  Each individual’s address is c/o Mount Lucas, 405 South State Street, Newtown, PA 18940.

Name	Principal Occupation with Mount Lucas
Roger E. Alcaly	Director
Timothy J. Rudderow	President
Paul R. DeRosa	Director
Raymond E. Ix	Senior Vice President
James A. Mehling	Vice President, Chief Operating Officer
John R. Oberkofler	Vice President
Charles Crow	Chief Compliance Officer

There were no brokerage commissions paid by any Fund to affiliated brokers of Mount Lucas for the fiscal year ended September 30, 2010.

Summary of the New Mount Lucas Agreement and the Prior Mount Lucas Agreement

A copy of the New Mount Lucas Agreement is attached hereto as Exhibit E.  The following description is only a summary.  You should refer to Exhibit E for the New Mount Lucas Agreement, and the description set forth in this Proxy Statement of the New Mount Lucas Agreement is qualified in its entirety by reference to Exhibit E.  The investment advisory services to be provided by Mount Lucas under the New Mount Lucas Agreement and the fee structure are identical to the services provided by Mount Lucas and the fee structure under the Prior Mount Lucas Agreement and currently provided by Mount Lucas and the fee structure under the Interim Mount Lucas Agreement.

Advisory Services.  Both the New Mount Lucas Agreement and Prior Mount Lucas Agreement state that, subject to the supervision of the Adviser and the Board of Trustees of the Trust, Mount Lucas will coordinate the investment and reinvestment of the assets of the Mount Lucas Fund and determine the composition of the assets of the Mount Lucas Fund.  Both agreements provide that as part of the services Mount Lucas will provide hereunder, Mount Lucas will: (i) obtain and evaluate, to the extent deemed necessary and advisable by Mount Lucas in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Mount Lucas Fund or are under consideration for inclusion in the Mount Lucas Fund; (ii) formulate and implement a continuous investment program for the Mount Lucas Fund; (iii) take whatever steps are necessary to implement the investment program for the Mount Lucas Fund by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Mount Lucas Fund; (iv) keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and Mount Lucas of all material facts concerning the investment and reinvestment of the assets in the Mount Lucas Fund, Mount Lucas and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and Mount Lucas will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing; (v) in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Mount Lucas Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of Mount Lucas for each security or other investment/asset in the Mount Lucas Fund for which market prices are not readily available; (vi) provide any and all material composite performance information, records and supporting documentation about accounts Mount Lucas manages, if appropriate, which are relevant to the Mount Lucas Fund and that have investment objectives, policies, and strategies substantially similar to those employed by Mount Lucas in managing the Mount Lucas Fund that may be reasonably necessary, under applicable laws, to allow the Mount Lucas Fund or its agent to present information concerning Mount Lucas’s prior performance in the Trust’s prospectus and statement of additional information and any permissible reports and materials prepared by the Mount Lucas Fund or its agent; and (vii) cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.  The investment advisory services to be provided by Mount Lucas under the New Mount Lucas Agreement and the fee structure are identical to the services provided by Mount Lucas and the fee structure under both the Prior Mount Lucas Agreement and under the Interim Mount Lucas Agreement.

Brokerage.  Both the New Mount Lucas Agreement and the Prior Mount Lucas Agreement provide that Mount Lucas is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Mount Lucas Fund and is directed to use its best efforts to obtain “best execution” in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to Mount Lucas or as described in the Trust’s prospectus and statement of additional information.

Sub-Advisory Fees.  Both the New Mount Lucas Agreement and Prior Mount Lucas Agreement contain the identical fee structure based on the Mount Lucas Fund’s average daily net assets.  The sub-advisory fees are paid by the Adviser and do not affect the Mount Lucas Fund’s expenses.

Duration and Termination.  Both the New Mount Lucas Agreement and the Prior Mount Lucas Agreement provide that they will continue in effect for an initial two-year period and that they shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act.  Both the New Mount Lucas Agreement and the Prior Mount Lucas Agreement may be terminated at any time, on sixty (60) days prior written notice, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Mount Lucas Fund) without the payment of a penalty, or by the Adviser or Mount Lucas at any time, without the payment of a penalty, upon sixty (60) days prior written notice.

Limitation on Liability and Indemnification.  Both the New Mount Lucas Agreement and the Prior Mount Lucas Agreement provide that, except as may otherwise be provided by the 1940 Act or any other federal securities law, neither Mount Lucas nor any of its officers, members or employees (the “Mount Lucas Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by Mount Lucas or the Mount Lucas Affiliates with respect to the Mount Lucas Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of Mount Lucas or the Mount Lucas Affiliates for, and Mount Lucas shall indemnify and hold harmless the Adviser Indemnitees against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of Mount Lucas in the performance of any of its duties or obligations or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Mount Lucas Fund or the omission to state therein a material fact known to Mount Lucas which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Mount Lucas Indemnitees (as defined below) for use therein.

Both the New Mount Lucas Agreement and the Prior Mount Lucas Agreement also provide that, except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by Mount Lucas as a result of any error of judgment or mistake of law by the Adviser with respect to the Mount Lucas Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless Mount Lucas, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Mount Lucas Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Mount Lucas Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Mount Lucas Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust.

PROPOSALS 3(a) AND 3(b)

APPROVAL OF THE ELIMINATION OF A FUNDAMENTAL INVESTMENT LIMITATION OF THE DYNAMIC CONTRARIAN ADVANTAGE AND DYNAMIC DISCOVERY FUNDS

The Trust’s Board of Trustees recommends that shareholders of each the Dynamic Contrarian Advantage Fund and the Dynamic Discovery Fund vote FOR the approval of the elimination of a fundamental investment limitation of each Fund to change each Fund from a diversified to a non-diversified fund.

Certain investment limitations of a fund are matters of fundamental policy and may not be changed without the approval of the fund’s shareholders.  One such fundamental policy is whether a fund is “diversified” as that term is defined in the 1940 Act.  A diversified fund may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of any one issuer, or (2) hold more than 10% of the outstanding voting securities of any one issuer.

Unrelated to the Transaction, the Adviser has recommended to the Board of Trustees that the fundamental investment limitation of each of the Dynamic Contrarian Advantage Fund and Dynamic Discovery Fund (for this section only, the “Funds”) concerning diversification be eliminated to permit the Funds to become non-diversified funds.  If shareholders approve the change, Goodman, as the Funds’ sub-adviser, will have greater flexibility in pursuing investment opportunities and will be able to focus the Funds’ investments more heavily in securities of fewer issuers.

While, if shareholders approve the proposal, a Fund would not be limited by a fundamental policy with regards to the proportion of its assets that may be invested in the securities of a single issuer, the Internal Revenue Code of 1986, as amended (the “Code”), imposes diversification requirements similar to the 1940 Act.  In order to qualify as a “regulated investment company” under Subchapter M of the Code, each Fund currently intends to comply with the diversification limits of the Code.  Under Subchapter M of the Code, each Fund is now (and will remain) restricted to holding 25% of its assets in any one issuer and to holding no more than two 25% positions.  The Code requirements are generally applied at the end of each quarter of each Fund’s taxable year.

The elimination of each fundamental investment limitation concerning diversification will empower Goodman to decide to allocate risk in relation to expected return with the freedom to invest larger portions of each Fund’s portfolio in a single issuer—subject to the Code’s restrictions described above.

This flexibility will allow each of the Funds to take over 5% positions that in the aggregate exceed 25% of each Fund’s assets.  The Adviser and Goodman believe that this increased investment flexibility may provide opportunities to enhance the Funds’ performance; however, if Goodman invests a significant percentage of a Fund’s assets in a single issuer, the Fund’s performance would be closely tied to the market value of that issuer and could be more volatile, or riskier, than the performance of diversified funds.  Investing a larger percentage of a Fund’s assets in a single issuer’s securities increase the Fund’s exposure to credit and other risks associated with that issuer’s financial condition and business operations.  Goodman will use this increased flexibility to acquire larger positions in the securities of a single issuer only if and when it believes doing so justifies the risks involved.

Goodman may operate the Funds as non-diversified funds or it may not.  Goodman will reserve the freedom of action to operate the Funds as non-diversified funds only if and when it would be in the shareholders’ best interests to do so; however, if Goodman does not operate the Funds as non-diversified funds within three years of shareholder approval, 1940 Act rules will require Goodman to again seek shareholder approval to reserve the freedom of action to operate the Funds as non-diversified funds in the future.

The Trustees considered and approved the Adviser’s recommendation that each Fund eliminate its fundamental investment limitation concerning diversification to change each Fund from a diversified to a non-diversified fund.  If these proposals are not approved by the shareholders of a Fund, that Fund will continue to operate as a diversified fund.

BOARD APPROVAL AND RECOMMENDATION OF PROPOSALS 1, 2(a), 2(b), 2(c) and 2(d)

In reaching its decision to approve the New Management Agreement, the New JOHCM Agreement, the New Goodman Agreement, the New Smith Agreement and the New Mount Lucas Agreement (collectively, the “New Agreements”), and the Interim Agreements, the Trustees, including all of the Independent Trustees, met at a special meeting held on December 15, 2010 with senior executives of the Adviser.  The Trustees reviewed information about the Transaction and its potential impact on the Funds and considered the terms of the New Agreements and Interim Agreements.  The Trustees and legal counsel to the Independent Trustees had an opportunity to review the information provided in advance of the special meeting by the Adviser, including information that refreshed the most recent presentations that had been made to the Trustees in connection with the annual evaluation and approval of the continuance of each Prior Agreement pursuant to the requirements of Section 15(c) of the 1940 Act.  This information also included materials requested by legal counsel to the Independent Trustees that provided details concerning the terms of the Transaction and the financial stability of Scotiabank.  In the course of their review, the Trustees considered their legal responsibilities with regard to all factors deemed to be relevant to the Funds, including, but not limited to the following: (1) the quality of services provided to the Funds since the Adviser first became investment adviser, and JOHCM, Goodman, Smith and Mount Lucas (the “Sub-Advisers”) first became sub-advisers, to the Funds; (2) the performance of the Funds; (3) each Fund’s advisory fee and overall Fund expenses; (4) the fact that the Transaction is not expected to affect the manner in which the Funds are advised; (5) the fact that the current portfolio management teams will continue to manage the Funds; (6) the fact that the fee structure under the New Agreements would be identical to the fee structure under the Prior Agreements; and (7) other factors deemed relevant.

The Trustees also evaluated the New Agreements and the Interim Agreements in light of information they had requested and received from the Adviser prior to the special meeting.  The Trustees reviewed these materials with management of the Adviser, legal counsel to the Trust and the Adviser, and legal counsel to the Independent Trustees.  The Independent Trustees also discussed the New Agreements and the Interim Agreements in an executive session, at which no representatives of the Adviser were present.  The Trustees considered whether the New Agreements and the Interim Agreements would be in the best interests of the

Funds and their shareholders and the overall fairness of the New Agreements and the Interim Agreements.  Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser; (2) each Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been or will be realized as the Funds grow and the extent to which fee levels reflect the economies of scale, if any, for the benefit of the Funds’ shareholders; and (5) ancillary benefits and other factors.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Funds.

The Board considered information it believed necessary to assess the stability of the Adviser and the Sub-Advisers as a result of the Transaction and to assess the ongoing nature and quality of services to be provided to the Funds by the Adviser and the Sub-Advisers following the closing of the Transaction. The Trustees also considered the details of the anticipated ownership structure of the Adviser and Goodman following the closing of the Transaction.  The Board noted the anticipated long-term nature of the new ownership, and increasing benefits to management from the growth of assets under management, which should help the Adviser and Goodman retain key management and investment personnel.

The Trustees considered information addressing the projected benefits to the Adviser and Goodman expected to result from the Transaction.  Management indicated that Goodman would remain an independent operating unit of Scotiabank.  Management also expected that the current management group would remain in tact. The Trustees reviewed the Adviser’s and Goodman’s actions to minimize the likelihood that the Adviser or Goodman would have any departures of key management and/or investment personnel and whether compensation and other benefits expected to be offered by the Adviser and Goodman following the Transaction would be adequate to attract and retain high-caliber investment and other relevant professional employees. Management indicated that the current portfolio managers had been contacted, and that no personnel defections were expected.  Management noted that portfolio manager compensation was tied to performance and assets, which provide financial incentives to remain in their current positions.

The Board also considered the integration of Scotiabank’s asset management business with Goodman.  Management indicated that Scotiabank was considering integrating its current asset management business into Goodman, rather than absorbing Goodman’s asset management business into Scotiabank’s current operations.  Management indicated that Goodman has a larger asset management business, including its U.S. operations, with generally better performance.  Management indicated that the Adviser would continue to operate under the current internal governance structure, with some Scotiabank representations.

The Board then considered Scotiabank.  Management indicated that Scotiabank is one of the 5 largest banks in Canada and is its fastest growing.  Management also described Scotiabank as well-managed and conservative.

The Adviser addressed for the Board its efforts both initially and on an ongoing basis to respond to questions from clients, potential clients, JOHCM, Smith and Mount Lucas regarding the Transaction.

Management did not expect any significant client redemptions as a result of the Transaction.

Investment Performance of the Funds.

The Trustees considered the investment experience of the Adviser and the Sub-Advisers.  The Trustees considered the performance of each Fund as well as historical performance of other accounts managed by each Sub-Adviser using investment strategies substantially similar to those of the Funds.  The Trustees also reviewed information previously supplied concerning peer group ranking.

Costs of Services Provided and Profits Realized by the Adviser.

In connection with the Trustees’ consideration of the level of the advisory fees, the Trustees considered a number of factors.  With respect to each Fund, the Board’s analysis of the Fund’s advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Fund compared to a peer group.  Management noted that the Adviser did not manage any institutional separate accounts.  The Board also noted the Adviser’s agreement to limit the total expenses of each Fund.  They noted that these expense limitations would not be affected by the Transaction.  The Board also noted that each Sub-Adviser’s fees will be paid entirely by the Adviser so that no additional expenses would be borne by shareholders for the engagement of a Sub-Adviser.  Management also said that it did not expect long-term changes in fee structures unless significant market changes occurred.  The Trustees also considered peer group ranking.  Management indicated that it did not have sufficient current information to indicate the effect of the Transaction on Scotiabank’s current profitability.

Economies of Scale and Fee Levels Reflecting Those Economies.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Funds’ assets grow, and whether the advisory and sub-advisory fee levels reflect these economies of scale for the benefit of shareholders.  Management noted that the current fee waiver agreements continue until at least January 31, 2012 with respect to the Smith Fund and the Mount Lucas Fund , March 13, 2012 with respect to the Dynamic Funds, and July 31, 2012 with respect to the JOHCM Fund.

Other Benefits.

In addition to the above factors, the Trustees also discussed other benefits received by the Adviser and the Sub-Advisers from their management of the Funds, including, without limitation, possible soft dollar benefits and the ability to market their advisory services for similar products in the future. The Trustees also considered the letter agreements entered into between the Adviser and each Sub-Adviser which, subject to applicable law and fiduciary duties, could in certain circumstances, allow the Adviser to receive compensation from a Sub-Adviser in the event a Fund is reorganized out of the Trust.  Management explained that certain fall-out benefits could ultimately accrue to Scotiabank such as increased product for various distribution channels and the use of Scotiabank’s capital markets capabilities.

Section 15(f) and Rule 15a-4 of the 1940 Act.

The Trustees also considered whether the arrangements between the Adviser and the Funds comply with the conditions of Section 15(f) of the 1940 Act.  Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met.

First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  Second, an “unfair burden” must not be imposed upon the Trust as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.  The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Trust or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Trust (other than bona fide ordinary compensation as principal underwriter for the Trust).

In connection with the first condition of Section 15(f), the Trustees noted that at least 75% of the Trustees are currently not “interested persons” (as defined in the 1940 Act) of the Adviser in compliance with this provision of Section 15(f).  With respect to the second condition of Section 15(f), the Adviser has represented that the Transaction will not have an economic impact on the Adviser’s ability to provide services to the Fund and no fee increases are contemplated and that, the Transaction will not result in an “unfair burden” (as defined in Section 15(f)) during the two-year period following the closing of the Transaction.  The Adviser has represented that neither the Adviser nor any interested person of the Adviser will receive any compensation from the Trust or its shareholders, except as permitted pursuant to Section 15(f).

The Board also considered the requirements of Rule 15a-4, as described herein.  Management represented to the Board that the Transaction complies with all the requirements of Rule 15a-4.

Based on all of the foregoing, the Trustees recommend that shareholders of the Funds vote FOR each Proposal above.

ADDITIONAL INFORMATION

Record Date.  Only shareholders of record of each Fund at the close of business on the Record Date will be entitled to vote with respect to any matter affecting that Fund at the Meeting and at any adjournment or postponement thereof.  As of the Record Date, there were                      issued and outstanding Shares of the JOHCM International Select Fund, the Dynamic Infrastructure Fund, the Dynamic Contrarian Advantage Fund, the Dynamic Discovery Fund, the Dynamic Gold & Precious Metals Fund, the Dynamic U.S. Growth Fund, the Dynamic Energy Income Fund, the Dynamic Canadian Value Fund, the Smith Group Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund, respectively.

Required Vote and Voting Information.  Each of the Proposals requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund affected by such Proposal, which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the proposed Fund are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).

The presence in person or by proxy of the holders of one-third of the Shares of a Fund entitled to vote shall constitute a quorum for the transaction of business with respect to such Fund at the Meeting.  However, more than 50% of such Shares must be represented at the meeting in order to satisfy the 1940 Act voting requirement.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as shares that are present but that have not been voted.  Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.  Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a proposal against any such adjournment.  The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Other Matters.  No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Principal Holders of the Portfolio’s Shares.  The beneficial owners of more than 5% of the outstanding Shares of each Fund as of the Record Date are as follows:

Fund	Name and Address of Owner	Number of Shares	Percentage of Fund

JOHCM International Select Fund	[ ]	[ ]	[ ]

Dynamic Infrastructure Fund	[ ]	[ ]	[ ]

Dynamic Contrarian Advantage Fund	[ ]	[ ]	[ ]

Dynamic Discovery Fund	[ ]	[ ]	[ ]

Dynamic Gold & Precious Metals Fund	[ ]	[ ]	[ ]

Dynamic U.S. Growth Fund	[ ]	[ ]	[ ]

Dynamic Energy Income Fund	[ ]	[ ]	[ ]

Dynamic Canadian Value Fund	[ ]	[ ]	[ ]

Smith Group Large Cap Core Growth Fund	[ ]	[ ]	[ ]

Mount Lucas U.S. Focused Equity Fund	[ ]	[ ]	[ ]

Security Ownership of Management.  As of the Record Date, the Trust’s Trustees and Officers owned                % of the outstanding Shares of the JOHCM International Select Fund, the Dynamic Infrastructure Fund, the Dynamic Contrarian Advantage Fund, the Dynamic Discovery Fund, the Dynamic Gold & Precious Metals Fund, the Dynamic U.S. Growth Fund, the Dynamic Energy Income Fund, the Dynamic Canadian Value Fund, the Smith Group Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund, respectively.

Administrator and Distributor.  BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Trust’s administrator and Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 serves as the Trust’s principal underwriter.

Procedures for Shareholder Communications with the Board.  The Trust’s Board of Trustees will receive and review written correspondence from shareholders.  Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address.  The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

The Trust maintains copies of all correspondence addressed to individual Trustees or the Board.  Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable.  The Trust responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

Shareholder Proposals.  The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law.  Under the Trust’s Agreement and Declaration of Trust, to the extent required by the 1940 Act, shareholders owning in the aggregate 10% of the outstanding Shares of all classes of the Trust have the right to call a meeting of shareholders to consider the removal of one or more Trustees.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Trust at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its consideration at the meeting.

Dated:  February      , 2011

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.  YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Exhibit A

INVESTMENT MANAGEMENT AGREEMENT

DUNDEEWEALTH FUNDS

AGREEMENT made this      day of                       , 2011, by and between DundeeWealth Funds, a Delaware statutory trust (the “Trust”), and DundeeWealth US, LP, a Delaware limited partnership (the “Adviser”).

WHEREAS, the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to each series of the Trust set forth on Schedule A of this Agreement (each a “Fund” and collectively the “Funds”), and the Adviser is willing to render such services:

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.     APPOINTMENT AND ACCEPTANCE.  The Trust hereby appoints the Adviser to act as Adviser to the Funds for the period and on the terms set forth in this Agreement.  The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

The Adviser will, at its own expense, render the services and provide the office space, furnishings and equipment, and personnel (including any sub-Advisers) required by it to perform the services on the terms and for the compensation provided herein.  The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for any Fund.

2.     DUTIES OF ADVISER. The Trust employs the Adviser to furnish and manage a continuous investment program for the Funds, and to hire (subject to the approval of the Trust’s Board of Trustees (“Board”) and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of each affected Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of each Fund.  The Adviser will continuously review, supervise and (where appropriate) administer the investment program of each Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the Trust with records concerning the Adviser’s activities which the Trust is required to maintain and to render regular reports to the Trust’s officers and Trustees concerning the Adviser’s discharge of the foregoing responsibilities.  The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Trust’s Board and in compliance with such policies as the Board may from time to time establish, with the objectives, policies, and limitations for each such Fund set forth in the Fund’s Prospectus and Statement of Additional Information as amended from time to time, and with applicable laws and regulations.

3.     FUND TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain “best execution,” considering the Fund’s investment objectives, policies, and restrictions as stated in the Funds’ Prospectus(es) and Statement(s) of Additional Information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Trust’s Board.  The Adviser will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Funds’ Prospectuses and Statement of Additional Information.

4.     COMPENSATION OF THE ADVISER. For the services provided and the expenses assumed pursuant to this Agreement, the Trust shall pay to the Adviser compensation at the rate specified on Schedule B of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the appropriate Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5.     OTHER EXPENSES.  The Adviser shall pay all expenses of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Trust shall pay all expenses relating to mailing to existing shareholders prospectuses, statements of additional information, proxy solicitation material and shareholder reports.

6.     EXCESS EXPENSES. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Fund are qualified for offer and sale, the Adviser shall bear such excess cost.

However, the Adviser will not bear expenses of any Fund which would result in the Fund’s inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 6 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 4 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

7.     BOOKS AND RECORDS.  The Adviser will maintain all books and records with respect to the securities transactions of the Funds and will furnish to the Trust’s Board such periodic and special reports as the Board may reasonably request.  The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

8.     STATUS OF ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

9.     LIMITATION OF LIABILITY OF ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term “Adviser” shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10.   PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Trust’s Board, subject to the rules and regulations of the Securities and Exchange Commission.

11.   AUTHORITY; NO CONFLICT. The Adviser represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

12.   LICENSE OF ADVISER’S NAME. The parties agree that the name of the Adviser, the names of any affiliates of the Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Adviser and its affiliates.  The Adviser hereby agrees to grant a license to the Trust for use of its name in the names of the Funds for the term of this Agreement and such license shall terminate upon termination of this Agreement.  If the Trust makes any unauthorized use of the Adviser’s names, derivatives, logos, trademarks, or service marks or trade names, the parties acknowledge that the Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

13.   DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Board who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Trust’s Board or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Notwithstanding the foregoing, this Agreement may be terminated as to any particular Fund at any time, without the payment of any penalty by vote of a majority of members of the Trust’s Board or by vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 60 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 13, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

14.   NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312, Attn: Amy Duling, and if to the Adviser at 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312 Attn: Peter Moran.

15.   SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.   GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trust’s Board, and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. Further, the obligations of the Trust with respect to any one Fund shall not be binding upon any other Fund.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

DUNDEEWEALTH FUNDS

By:

Attest:

DUNDEEWEALTH US, LP

By:

Attest:

SCHEDULE A

TO THE

INVESTMENT MANAGEMENT AGREEMENT

LISTING OF FUNDS

Name of Fund

Smith Group Large Cap Core Growth Fund

Mount Lucas US Focused Equity Fund

Dynamic Energy Fund

Dynamic Energy Income Fund

Dynamic Global Growth Fund

Dynamic Growth Navigator Fund

Dynamic Infrastructure Fund

Dynamic Natural Resources Fund

Dynamic Contrarian Advantage Fund

Dynamic Discovery Fund

Dynamic Gold & Precious Metals Fund

Dynamic Canadian Value Fund

Dynamic U.S. Growth Fund

Dynamic U.S. Value Fund

JOHCM International Select Fund

Schedule B

TO

INVESTMENT MANAGEMENT AGREEMENT

Name of Portfolio	Annual Management Fee
Smith Group Large Cap Core Growth Fund Class I and II	0.61%
Mount Lucas U.S. Focused Equity Fund Class I and II	0.75%
Dynamic Energy Fund Class I and II	0.95%
Dynamic Energy Income Fund Class I and II	0.95%
Dynamic Global Growth Fund Class I and II	0.85%
Dynamic Growth Navigator Class I and II	0.95%
Dynamic Infrastructure Fund Class I and II	0.95%
Dynamic Natural Resources Fund Class I and II	0.95%
Dynamic Contrarian Advantage Fund Class I and II	0.85%
Dynamic Discovery Fund Class I and II	0.95%
Dynamic Gold & Precious Metals Fund Class I and II	0.95%
Dynamic Canadian Value Fund Class I and II	0.85%
Dynamic U.S. Growth Fund Class I and II	0.75%
Dynamic U.S. Value Fund Class I and II	0.75%
JOHCM International Select Fund Class I and II	0.85%

Exhibit B

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of                         , 2011 by and between DundeeWealth US, LP, a Delaware limited partnership (the “Adviser”), and JO Hambro Capital Management Limited, a United Kingdom registered company (the “Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an investment management agreement (the “Investment Management Agreement”) with the DundeeWealth Funds (the “Trust”) an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees of the Trust and the Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the portfolio(s) specified in Appendix A hereto, each a series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), in the manner and on the terms hereinafter set forth;

WHEREAS, the Adviser has the authority under the Investment Management Agreement with the Trust to select advisers for each Portfolio of the Trust; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Portfolio;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Adviser and the Sub-Adviser agree as follows:

1.             APPOINTMENT OF THE SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Portfolio, subject to the supervision and oversight of the Adviser and the Trustees of the Trust, and in accordance with the terms and conditions of this Agreement.  The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.             ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Portfolio will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing).  The Sub-Adviser will not have custody of any securities, cash or other assets of the Portfolio and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.             SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A.            As investment adviser to each Portfolio, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the supervision and control of the Adviser and the Trustees of the Trust.

B.            As part of the services it will provide hereunder, the Sub-Adviser will:

(i)            obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

(ii)           formulate and implement a continuous investment program for the Portfolio;

(iii)          take whatever steps are necessary to implement the investment program for the Portfolio by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Portfolio;

(iv)          keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Portfolio, the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

(v)           in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Portfolio for which market prices are not readily available, in each case at the reasonable request of the Adviser or the Trustees;

(vi)          provide at the reasonable request of the Adviser or the Trustees any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Portfolio and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Portfolio that may be reasonably necessary, under applicable laws, to allow the Portfolio or its agent to present information concerning Sub-Adviser’s prior performance in the Trust’s Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Portfolio or its agent; and

(vii)         cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.            In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following:  (i) the Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time (“Trust Declaration”); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the currently effective Prospectus and Statement of Additional Information of the Trust relating to the Portfolio(s) filed with the Securities and Exchange Commission (“SEC”) and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented (“Prospectus and SAI”); (iv) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio(s); (v) the applicable sections of the Trust’s

Compliance Manual and other policies and procedures adopted from time to time by the Board of Trustees of the Trust; and (vi) the written instructions of the Adviser which are agreed to in writing by the Sub-Adviser.  Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Trust Declaration, By-Laws, Prospectus and SAI, Compliance Manual and other relevant policies and procedures that are adopted by the Board of Trustees.  The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document, and the Sub-Adviser shall only be subject to those amendments, modifications or supplements which are provided to it by the Adviser.

D.            In furnishing services hereunder, the Sub-Adviser will not consult with any other adviser to (i) the Portfolio, (ii) any other Portfolio of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Portfolio in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets.  This shall also not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs a and b of Rule 12d3-1 under the Investment Company Act.)

E.             The Sub-Adviser, at its expense, will furnish:  (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

F.             The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein.  The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable.  The Sub-Adviser is directed at all times to seek to execute transactions for each Portfolio (i) in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI.  In placing any orders for the purchase or sale of investments for each Portfolio, in the name of the Portfolio or its nominees, the Sub-Adviser shall use its best efforts to obtain for the Portfolio “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.  In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio.

G.            Subject to the appropriate policies and procedures approved by the Board of Trustees, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) cause each Portfolio to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Portfolio or its other advisory clients.  To the extent authorized by Section 28(e) and the Trust’s Board of Trustees, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.  Subject to seeking best execution, the Board of Trustees or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

H.            On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Portfolio and to its other clients over time.  The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolio. The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Portfolio, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.  Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Portfolio any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Portfolio.

I.              The Sub-Adviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

J.             The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board of Trustees, exercise the following rights of security holders with respect to securities held by each Portfolio:  voting proxies, converting, tendering, exchanging or redeeming securities.   The Sub-Adviser will cooperate in providing the Adviser with all information in the Sub-Adviser’s possession reasonably requested by the Adviser regarding the Adviser’s decision with respect to the following: participation in class action litigation regarding portfolio securities (including litigation with respect to securities previously held); exercising rights in the context of a bankruptcy or other reorganization; and any other similar litigation, actions or matters.

4.             COMPENSATION OF SUB-ADVISER

The Adviser will pay the Sub-Adviser an advisory fee with respect to each Portfolio as specified in Appendix B to this Agreement.  Payments shall be made to the Sub-Adviser on or about the fifth day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the appropriate Schedule, to the assets.  The fee shall be based on the average daily net assets for the month involved.  Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

5.             LIABILITY AND INDEMNIFICATION

A.            Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made solely in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.            Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made solely in reliance upon information furnished to the Adviser or the Trust.

6.             REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees that:

A.            The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Portfolio as contemplated hereby.

B.            The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.            The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by applicable law and regulations.

D.            The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E.             The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

7.             REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A.            The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.            The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Sub-Adviser will also promptly notify each Portfolio and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

C.            The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president,   Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

D.            The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV Part I, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and ADV Part II and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually.  Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E.             The Sub-Adviser will notify the Trust and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio(s) or senior management of the Sub-Adviser, in each case prior to or promptly after, such change.  The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

F.             The Sub-Adviser will promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

G.            The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

H.            The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its affiliates are a party.

8.             NON-EXCLUSIVITY

The services of the Sub-Adviser to the Adviser, the Portfolio(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities.  It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9.             SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act.  Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.           REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.           RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

12.           DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved:  (i) by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio’s outstanding securities.  This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

13.           TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Portfolio, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party.  This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.           USE OF THE SUB-ADVISER’S NAME

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates.  The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names.  The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Investment Company Act or other applicable laws and regulations.  If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

15.           AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.  The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all the Portfolios of the Trust.

16.           ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of the Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 13 hereof.  Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.  The Sub-Adviser agrees that it will notify the Trust and the Adviser of any changes in its key employees within a reasonable time thereafter.

17.           ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Portfolio.

18.           HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

19.           NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:                           DundeeWealth US, LP

1160 West Swedesford Road

Suite 140

Berwyn, PA 19312

Attn: Peter Moran

For:                           JO Hambro Capital Management Limited

Ryder Court

14 Ryder Street

London, United Kingdom SW1Y 6QB

Attn:  Helen Vaughan

20.           SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

21.           TRUST AND SHAREHOLDER LIABILITY

The Adviser and the Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Portfolio. The Adviser and the Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolio(s), nor from the Trustees or officers, or from any individual Trustee or officer of the Trust.

22.           GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

23.           INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

24.           THIRD PARTY BENEFICIARY

The Adviser and Sub-Adviser expressly agree that the Trust shall be deemed an intended third party beneficiary of this Agreement.

25.           CONFIDENTIALITY

Except as otherwise agreed in writing, as required by law, or as necessary for Sub-Adviser to carryout the intended purposes of this Agreement (including disclosures to employees, officers, directors, third-party service providers, consultants and other agents), the Sub-Adviser will keep confidential all nonpublic information concerning the Adviser’s and the Trust’s identity, financial affairs, or investments. Nonpublic information shall not include information which was (a) known to the Sub-Adviser prior to this Agreement, (b) acquired from a third party whom the Sub-Adviser reasonably believes is not under an obligation of confidentiality to the Adviser or the Trust, (c) placed in the public domain without fault of the Sub-Adviser, or (d) independently developed by the Sub-Adviser without reference or reliance upon the nonpublic information.  Adviser hereby agrees that Sub-Adviser may use Adviser’s name in Sub-Adviser’s marketing materials and other communications regarding Sub-Adviser’s clients.

26.           RISK ACKNOWLEDGMENT

The Sub-Adviser does not guarantee the future performance of any Portfolio or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of any Portfolio.  The Adviser understands that investment decisions made for the Adviser by the Sub-Adviser are subject to various market, currency, economic, political, business and structural risks, and that those investment decisions will not always be profitable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

DUNDEEWEALTH US, LP	JO HAMBRO CAPITAL MANAGEMENT LIMITED

By:	By:
Name:	Name:
Title:	Title:

APPENDIX A

TO

INVESTMENT SUB-ADVISORY AGREEMENT

JOHCM International Select Fund

APPENDIX B

TO

INVESTMENT SUB-ADVISORY AGREEMENT

Name of Portfolio	Annual Advisory Fee
JOHCM International Select Fund	0.40% of assets on the first $30 million 0.58% of assets on the next $70 million 0.64% of assets on the balance

Exhibit C

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of                           , 2011 by and between DundeeWealth US, LP, a Delaware limited partnership (the “Adviser”), and Goodman & Company, N.Y. Ltd., a corporation existing under the laws of the Province of Ontario (the “Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an investment management agreement (the “Investment Management Agreement”) with the DundeeWealth Funds (the “Trust”) an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees of the Trust and the Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the portfolio(s) specified in Appendix A hereto, each a series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), in the manner and on the terms hereinafter set forth;

WHEREAS, the Adviser has the authority under the Investment Management Agreement with the Trust to delegate any or all of its portfolio management responsibilities under the Investment Management Agreement and to select advisers for each Portfolio of the Trust; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Portfolio;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Adviser and the Sub-Adviser agree as follows:

1.             APPOINTMENT OF THE SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Portfolio, subject to the supervision and oversight of the Adviser and the Trustees of the Trust, and in accordance with the terms and conditions of this Agreement.  The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.             ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Portfolio will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing).  The Sub-Adviser will not have custody of any securities, cash or other assets of any of the Portfolios and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.             SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A.            As investment adviser to each Portfolio, the Sub-Adviser will coordinate the investment and reinvestment of the assets of each Portfolio and determine the composition of the assets of each Portfolio, subject always to the supervision and control of the Adviser and the Trustees of the Trust.

B.            As part of the services it will provide hereunder, the Sub-Adviser will:

(i)            obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in each Portfolio or are under consideration for inclusion in each Portfolio;

(ii)           formulate and implement in its discretion a continuous investment program for each Portfolio;

(iii)          take whatever steps are necessary in its discretion to implement the investment program for each Portfolio by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of each Portfolio;

(iv)          In its discretion and without prior consultation with the Adviser or the Trust, buy, sell, exchange, hold or otherwise trade in any and all types of securities or investment instruments on behalf of each Portfolio, subject to this Agreement, the Trust Agreement, the then current prospectus and statement of additional information, applicable laws and/or written notice of the Advisor or the Board of Trustees;

(v)           keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Portfolio, the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and representatives of the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

(vi)          in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in each Portfolio, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in each Portfolio for which market prices are not readily available;

(vii)         to the extent permissible under laws and regulations applicable to the Sub-Adviser, provide any and all available material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Portfolio and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Portfolio that may be reasonably necessary, under applicable laws, to allow the Portfolio or its agent to present information concerning the Sub-Adviser’s prior performance in the Trust’s Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Portfolio or its agent; and

(viii)        cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such material matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.            In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following:  (i) the Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time (“Trust Declaration”); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the currently effective Prospectus and Statement of Additional Information of the Trust relating to the Portfolio(s) filed with the Securities and Exchange Commission (“SEC”) and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented (“Prospectus and SAI”); (iv) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio(s); (v) the Trust’s Compliance Manual and other policies and procedures adopted from time to time by the Board of Trustees of the Trust; and (vi) the written instructions of the Adviser.  Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Trust Declaration, By-Laws, Prospectus and SAI, Compliance Manual and other relevant policies and procedures that are adopted by the Board of Trustees.  The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D.            In furnishing services hereunder, the Sub-Adviser will not consult with any other adviser to (i) the Portfolio, (ii) any other Portfolio of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Portfolio in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets.  This shall also not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs a and b of Rule 12d3-1 under the Investment Company Act.)

E.             The Sub-Adviser, at its expense, will maintain, or arrange through its affiliates to have furnished to it:  (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

F.             The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein.  The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable.  The Sub-Adviser is directed at all times to seek to execute transactions for each Portfolio (i) in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI.  In placing any orders for the purchase or sale of investments for each Portfolio, in the name of the Portfolio or its nominees, the Sub-Adviser shall use its best efforts to obtain for each Portfolio “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.  In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and each Portfolio.

G.            Subject to the appropriate policies and procedures approved by the Board of Trustees, the Sub-Adviser may, to the extent permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) cause each Portfolio to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to each Portfolio or its other advisory clients.  To the extent permitted by Section 28(e) and the Trust’s Board of Trustees, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Board of Trustees or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment. The Adviser acknowledges that such directions of transactions may affect the timeliness of execution for each Portfolio’s account and may result in a less advantageous price being realized.

H.            On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Portfolio and to its other clients over time.  The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolio.  The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Portfolio, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.  Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Portfolio any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Portfolio.

I.              The Sub-Adviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

J.             The Sub-Adviser will, in its discretion, unless and until otherwise directed by the Adviser or the Board of Trustees, exercise all rights of security holders with respect to securities held by each Portfolio, including, but not limited to:  voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization.

4.             COMPENSATION OF SUB-ADVISER

The Adviser will pay the Sub-Adviser an advisory fee with respect to each Portfolio as specified in Appendix B to this Agreement.  Payments shall be made to the Sub-Adviser on or about the fifth day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the appropriate Schedule, to the assets.  The fee shall be based on the average daily net assets for the month involved.  Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

5.             LIABILITY AND INDEMNIFICATION

A.            Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.            Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust.

6.             REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees that:

A.            The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Portfolio as contemplated hereby.

B.            The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.            The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by applicable law and regulations.

D.            The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E.                                      The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

7.                                       REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A.                                   The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.                                     The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Sub-Adviser will also promptly notify each Portfolio and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

C.                                     The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

D.                                    The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV Part I, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and ADV Part II and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually.  Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E.                                      The Sub-Adviser will notify the Trust and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio(s) or senior management of the Sub-Adviser, in each case prior to or promptly after, such change.  The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

F.                                      The Sub-Adviser will promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

H.                                    The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its affiliates are a party.

8.                                       NON-EXCLUSIVITY

The services of the Sub-Adviser to the Adviser, the Portfolio(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities.  It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9.                                       SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time engage, employ or associate itself with any person or company, including for greater certainty, any of its affiliates, it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act.  Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.                                 REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.                                 RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business.  In the event of the termination of this Agreement and upon request, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.  The Adviser and the Sub-Adviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12.                                 DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved:  (i) by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of each Portfolio’s outstanding voting securities.  This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

13.                                 TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of each Portfolio, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party.  This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.                                 AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.  The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all the Portfolios of the Trust.

15.                                 ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of the Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 13 hereof.  Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.  The Sub-Adviser agrees that it will notify the Trust and the Adviser of any changes in senior portfolio management team of each Portfolio within a reasonable time thereafter.

16.                                 ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Portfolio.

17.                                 HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

18.                                 NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:                           DundeeWealth US, LP

1160 West Swedesford Road

Suite 140

Berwyn, PA 19312

Attn: Peter Moran

For:                           Goodman & Company, N.Y., Ltd.

Attn:  Amy Satov, Executive Vice President

1 Adelaide Street East

Suite 2900

Toronto, Ontario M5C 2V9

19.                                 SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

20.                                 TRUST AND SHAREHOLDER LIABILITY

The Adviser and the Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of each Portfolio.  The Adviser and the Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolio(s), nor from the Trustees or officers, or from any individual Trustee or officer of the Trust.

21.                                 GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

22.                                 INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

24.                                 THIRD PARTY BENEFICIARY

The Adviser and Sub-Adviser expressly agree that the Trust shall be deemed an intended third party beneficiary of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

DUNDEEWEALTH US, LP	GOODMAN & COMPANY, N.Y., LTD.
a corporation existing under the laws of the Province of Ontario

By:	By:

Name:	Name:

Title:	Title:

APPENDIX A

TO

INVESTMENT SUB-ADVISORY AGREEMENT

Dynamic Energy Fund

Dynamic Energy Income Fund

Dynamic Global Growth Fund

Dynamic Growth Navigator Fund

Dynamic Infrastructure Fund

Dynamic Natural Resources Fund

Dynamic Contrarian Advantage Fund

Dynamic Discovery Fund

Dynamic Gold & Precious Metals Fund

Dynamic Canadian Value Fund

Dynamic U.S. Growth Fund

Dynamic U.S. Value Fund

APPENDIX B

TO

INVESTMENT SUB-ADVISORY AGREEMENT

Name of Portfolio	Annual Sub-Advisory Fee

Dynamic Energy Fund	0.45% of assets on the first $150 million 0.75% on the balance

Dynamic Energy Income Fund	0.45% of assets on the first $150 million 0.75% on the balance

Dynamic Global Growth Fund	0.35% of assets on the first $150 million 0.65% on the balance

Dynamic Growth Navigator Fund	0.45% of assets on the first $150 million 0.75% on the balance

Dynamic Infrastructure Fund	0.45% of assets on the first $150 million 0.75% on the balance

Dynamic Natural Resources Fund	0.45% of assets on the first $150 million 0.75% on the balance

Dynamic Contrarian Advantage Fund	0.35% of assets on the first $150 million 0.65% on the balance

Dynamic Discovery Fund	0.45% of assets on the first $150 million 0.75% on the balance

Dynamic Gold & Precious Metals Fund	0.45% of assets on the first $150 million 0.75% on the balance

Dynamic Canadian Value Fund	0.35% of assets on the first $150 million 0.65% on the balance

Dynamic U.S. Growth Fund	0.25% of assets on the first $150 million 0.55% on the balance

Dynamic U.S. Value Fund	0.25% of assets on the first $150 million 0.55% on the balance

Exhibit D

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of                           , 2011 by and between DundeeWealth US, LP, a Delaware limited partnership (the “Adviser”), and Smith Asset Management Group, L.P., a Delaware limited partnership (the “Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an investment management agreement (the “Investment Management Agreement”) with the DundeeWealth Funds (the “Trust”) an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees of the Trust and the Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the portfolio(s) specified in Appendix A hereto, each a series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), in the manner and on the terms hereinafter set forth;

WHEREAS, the Adviser has the authority under the Investment Management Agreement with the Trust to select advisers for each Portfolio of the Trust; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Portfolio;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Adviser and the Sub-Adviser agree as follows:

23.                                 APPOINTMENT OF THE SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Portfolio, subject to the supervision and oversight of the Adviser and the Trustees of the Trust, and in accordance with the terms and conditions of this Agreement.  The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

24.                                 ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Portfolio will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Portfolio and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

25.                                 SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A.                                   As investment adviser to each Portfolio, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the supervision and control of the Adviser and the Trustees of the Trust.

B.                                     As part of the services it will provide hereunder, the Sub-Adviser will:

(i)                                     obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

(ii)                                  formulate and implement a continuous investment program for the Portfolio;

(iii)                               take whatever steps are necessary to implement the investment program for the Portfolio by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Portfolio;

(iv)                              keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Portfolio, the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

(v)                                 in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Portfolio for which market prices are not readily available;

(vi)                              provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Portfolio and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Portfolio that may be reasonably necessary, under applicable laws, to allow the Portfolio or its agent to present information concerning Sub-Adviser’s prior performance in the Trust’s Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Portfolio or its agent; and

(vii)                           cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.                                     In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following:  (i) the Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time (“Trust Declaration”); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the currently effective Prospectus and Statement of Additional Information of the Trust relating to the Portfolio(s) filed with the Securities and Exchange Commission (“SEC”) and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented (“Prospectus and SAI”); (iv) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio(s); (v) the Trust’s Compliance Manual and other policies and procedures adopted from time to time by the Board of Trustees of the Trust; and (vi) the written instructions of the Adviser.  Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Trust Declaration, By-Laws, Prospectus and SAI, Compliance Manual and other relevant policies and procedures that are adopted by the Board of Trustees.  The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D.                                    In furnishing services hereunder, the Sub-Adviser will not consult with any other adviser to (i) the Portfolio, (ii) any other Portfolio of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Portfolio in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets.  This shall also not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs a and b of Rule 12d3-1 under the Investment Company Act.)

E.                                      The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

F.                                      The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein.  The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable.  The Sub-Adviser is directed at all times to seek to execute transactions for each Portfolio (i) in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI.  In placing any orders for the purchase or sale of investments for each Portfolio, in the name of the Portfolio or its nominees, the Sub-Adviser shall use its best efforts to obtain for the Portfolio “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.  In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio.

G.                                     Subject to the appropriate policies and procedures approved by the Board of Trustees, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) cause each Portfolio to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Portfolio or its other advisory clients.  To the extent authorized by Section 28(e) and the Trust’s Board of Trustees, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.  Subject to seeking best execution, the Board of Trustees or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

H.                                    On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Portfolio and to its other clients over time.  The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolio.  The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Portfolio, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.  Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Portfolio any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Portfolio.

I.                                         The Sub-Adviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

J.                                        The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board of Trustees, exercise all rights of security holders with respect to securities held by each Portfolio, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization.

26.                                 COMPENSATION OF SUB-ADVISER

The Adviser will pay the Sub-Adviser an advisory fee with respect to each Portfolio as specified in Appendix B to this Agreement. Payments shall be made to the Sub-Adviser on or about the fifth day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the appropriate Schedule, to the assets.  The fee shall be based on the average daily net assets for the month involved. Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

27.                                 LIABILITY AND INDEMNIFICATION

A.                                   Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.                                     Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust.

28.                                 REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees that:

A.                                   The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Portfolio as contemplated hereby.

B.                                     The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.                                     The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by applicable law and regulations.

D.                                    The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E.                                      The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

29.                                 REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A.                                   The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.                                     The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Sub-Adviser will also promptly notify each Portfolio and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

C.                                     The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

D.                                    The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV Part I, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and ADV Part II and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually.  Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E.                                      The Sub-Adviser will notify the Trust and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio(s) or senior management of the Sub-Adviser, in each case prior to or promptly after, such change.  The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

F.                                      The Sub-Adviser will promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

G.                                     The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

H.                                    The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its affiliates are a party.

30.                                 NON-EXCLUSIVITY

The services of the Sub-Adviser to the Adviser, the Portfolio(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities.  It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

31.                                 SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act.  Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

32.                                 REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

33.                                 RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.  The Adviser and the Sub-Adviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

34.                                 DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved:  (i) by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio’s outstanding securities.  This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

35.                                 TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Portfolio, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this

Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

36.                                 USE OF THE SUB-ADVISER’S NAME

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates.  The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names.  The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Investment Company Act or other applicable laws and regulations.  If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

37.                                 AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.  The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all the Portfolios of the Trust.

38.                                 ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of the Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 13 hereof.  Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.  The Sub-Adviser agrees that it will notify the Trust and the Adviser of any changes in its key employees within a reasonable time thereafter.

39.                                 ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Portfolio.

40.                                 HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

41.                                 NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:                           DundeeWealth US, LP

1160 West Swedesford Road

Suite 140

Berwyn, PA 19312

Attn: Peter Moran

For:                           Smith Group Asset Management

Attn John Brimm

100 Crescent Court - Suite 1150

Dallas, Texas 75201

42.                                 SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

43.                                 TRUST AND SHAREHOLDER LIABILITY

The Adviser and the Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Portfolio. The Adviser and the Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolio(s), nor from the Trustees or officers, or from any individual Trustee or officer of the Trust.

44.                                 GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

45.                                 INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

24.                                 THIRD PARTY BENEFICIARY

The Adviser and Sub-Adviser expressly agree that the Trust shall be deemed an intended third party beneficiary of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

DUNDEEWEALTH US, LP	Smith Asset Management Group, L.P.
a Delaware limited partnership
By:	By:	SAMG Partners, L.P.
a Texas limited partnership
its general partner
Name:	By:	Dallas Advisors, LLC
Title:		a Delaware limited liability company
its general partner

By:
	Name:	Stephen S. Smith
	Title:	Managing Member

APPENDIX A

TO

INVESTMENT SUB-ADVISORY AGREEMENT

Smith Group Large Cap Core Growth Fund

APPENDIX B

TO

INVESTMENT SUB-ADVISORY AGREEMENT

Name of Portfolio	Annual Sub-Advisory Fee
Smith Group Large Cap Core Growth Fund	0.30% on the first $100,000,000 0.35% on the next $400,000,000 0.40% on the next $500,000,000 0.35% on the balance

Exhibit E

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of                           , 2011 by and between DundeeWealth US, LP, a Delaware limited partnership (the “Adviser”), and Mount Lucas Management Corporation, a Delaware Corporation (the “Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an investment management agreement (the “Investment Management Agreement”) with the DundeeWealth Funds (the “Trust”) an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees of the Trust and the Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the portfolio(s) specified in Appendix A hereto, each a series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), in the manner and on the terms hereinafter set forth;

WHEREAS, the Adviser has the authority under the Investment Management Agreement with the Trust to select advisers for each Portfolio of the Trust; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Portfolio;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Adviser and the Sub-Adviser agree as follows:

1.                                       APPOINTMENT OF THE SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Portfolio, subject to the supervision and oversight of the Adviser and the Trustees of the Trust, and in accordance with the terms and conditions of this Agreement.  The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.                                       ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Portfolio will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing).  The Sub-Adviser will not have custody of any securities, cash or other assets of the Portfolio and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.                                       SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A.                                   As investment adviser to each Portfolio, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the supervision and control of the Adviser and the Trustees of the Trust.

B.                                     As part of the services it will provide hereunder, the Sub-Adviser will:

(i)                                     obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

(ii)                                  formulate and implement a continuous investment program for the Portfolio;

(iii)                               take whatever steps are necessary to implement the investment program for the Portfolio by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Portfolio;

(iv)                              keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Portfolio, the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

(v)                                 in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Portfolio for which market prices are not readily available;

(vi)                              provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Portfolio and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Portfolio that may be reasonably necessary, under applicable laws, to allow the Portfolio or its agent to present information concerning Sub-Adviser’s prior performance in the Trust’s Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Portfolio or its agent; and

(vii)                           cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.                                     In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following:  (i) the Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time (“Trust Declaration”); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the currently effective Prospectus and Statement of Additional Information of the Trust relating to the Portfolio(s) filed with the Securities and Exchange Commission (“SEC”) and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented (“Prospectus and SAI”); (iv) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio(s); (v) the Trust’s Compliance Manual and other policies and procedures adopted from time to time by the Board of Trustees of the Trust; and (vi) the written instructions of the Adviser.  Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Trust Declaration, By-Laws, Prospectus and SAI, Compliance Manual and other relevant policies and procedures that are adopted by the Board of Trustees.  The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D.                                    In furnishing services hereunder, the Sub-Adviser will not consult with any other adviser to (i) the Portfolio, (ii) any other Portfolio of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Portfolio in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets.  This shall also not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs a and b of Rule 12d3-1 under the Investment Company Act.)

E.                                      The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

F.                                      The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein.  The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable.  The Sub-Adviser is directed at all times to seek to execute transactions for each Portfolio (i) in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI.  In placing any orders for the purchase or sale of investments for each Portfolio, in the name of the Portfolio or its nominees, the Sub-Adviser shall use its best efforts to obtain for the Portfolio “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.  In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio.

G.                                     Subject to the appropriate policies and procedures approved by the Board of Trustees, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) cause each Portfolio to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Portfolio or its other advisory clients.  To the extent authorized by Section 28(e) and the Trust’s Board of Trustees, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.  Subject to seeking best execution, the Board of Trustees or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

H.                                    On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Portfolio and to its other clients over time.  The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolio. The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Portfolio, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.  Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Portfolio any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Portfolio.

I.                                         The Sub-Adviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

J.                                        The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board of Trustees, exercise all rights of security holders with respect to securities held by each Portfolio, including, but not limited to:  voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization.

4.                                       COMPENSATION OF SUB-ADVISER

The Adviser will pay the Sub-Adviser an advisory fee with respect to each Portfolio as specified in Appendix B to this Agreement.  Payments shall be made to the Sub-Adviser on or about the fifth day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the appropriate Schedule, to the assets.  The fee shall be based on the average daily net assets for the month involved.  Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

5.                                       LIABILITY AND INDEMNIFICATION

A.                                   Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.                                     Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust.

6.                                       REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees that:

A.                                   The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Portfolio as contemplated hereby.

B.                                     The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.                                     The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by applicable law and regulations.

D.                                    The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E.                                      The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

7.                                       REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A.                                   The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.                                     The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Sub-Adviser will also promptly notify each Portfolio and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

C.                                     The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

D.                                    The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV Part I, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and ADV Part II and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually.  Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E.                                      The Sub-Adviser will notify the Trust and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio(s) or senior management of the Sub-Adviser, in each case prior to or promptly after, such change.  The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

F.                                      The Sub-Adviser will promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

G.                                     The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

H.                                    The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its affiliates are a party.

8.                                       NON-EXCLUSIVITY

The services of the Sub-Adviser to the Adviser, the Portfolio(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities.  It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9.                                       SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act.  Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.                                 REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.                                 RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.  The Adviser and the Sub-Adviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12.                                 DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved:  (i) by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio’s outstanding securities.  This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

13.                                 TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Portfolio, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this

Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.                                 USE OF THE SUB-ADVISER’S NAME

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates.  The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names.  The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Investment Company Act or other applicable laws and regulations.  If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

15.                                 AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.  The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all the Portfolios of the Trust.

16.                                 ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of the Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 13 hereof.  Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.  The Sub-Adviser agrees that it will notify the Trust and the Adviser of any changes in its key employees within a reasonable time thereafter.

17.                                 ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Portfolio.

18.                                 HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

19.                                 NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:                           DundeeWealth US, LP

1160 West Swedesford Road

Suite 140

Berwyn, PA 19312

Attn: Peter Moran

For:                           Mount Lucas Management Corp.

405 South State Street

Newtown, PA 18940

Attn:

20.                                 SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

21.                                 TRUST AND SHAREHOLDER LIABILITY

The Adviser and the Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Portfolio. The Adviser and the Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolio(s), nor from the Trustees or officers, or from any individual Trustee or officer of the Trust.

22.                                 GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

23.                                 INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

24.                                 THIRD PARTY BENEFICIARY

The Adviser and Sub-Adviser expressly agree that the Trust shall be deemed an intended third party beneficiary of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

DUNDEEWEALTH US, LP	MOUNT LUCAS MANAGEMENT CORP.

By:	By:
Name:	Name:
Title:	Title:

APPENDIX A

TO

INVESTMENT SUB-ADVISORY AGREEMENT

Mount Lucas U.S. Focused Equity Fund

APPENDIX B

TO

INVESTMENT SUB-ADVISORY AGREEMENT

Name of Portfolio	Annual Sub-Advisory Fee
Mount Lucas U.S. Focused Equity Fund	0.25% on the first $200,000,000; 0.60% on the balance

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL(S) SET FORTH BELOW.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

		FOR	AGAINST	ABSTAIN

Proposal 1:	To approve a new investment management agreement between the Trust on behalf of the Fund, and DundeeWealth US, LP(the “Adviser”):	☐	☐	☐

Proposal 2:	To approve a new sub-advisory agreement between the Adviser and with respect to the Fund:	☐	☐	☐

PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD	DUN01-PXC-1.01

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232	Please vote this proxy card TODAY! Your prompt response will save the expense of additional mailings

	VOTE VIA THE TELEPHONE	VOTE VIA THE INTERNET	VOTE BY MAIL

1.       Read the Proxy Statement and have this card at hand

2.       Call toll-free at 1-800-864-1416 and follow the recorded instructions

3.       If you vote via the telephone, you do not need to mail this proxy card

1.       Read the Proxy Statement and have this card at hand

2.       Log on to www.kingproxy.com/dundee and follow the on-screen instructions

3.       If you vote via the Internet, you do not need to mail this proxy card

1. Read the Proxy Statement 2. Mark the appropriate box(es) on this proxy card 3. Sign and date this proxy card 4. Mail your completed proxy card in the enclosed envelope

(FUND NAME PRINTS HERE)	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
(A Series of DundeeWealth Funds)	SPECIAL MEETING OF SHAREHOLDERS
April , 2011

This Proxy is solicited on behalf of the Board of Trustees of the DundeeWealth Funds (the “Trust”) for the Special Meeting of Shareholders (the “Meeting”) and related to the proposals with respect to the Fund (the “Fund”).  The undersigned hereby appoints Amy Duling and Peter Moran, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at 9:00 a.m. (Eastern time), on April       , 2011, at 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312, and any adjournment(s) or postponement(s) thereof.  In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED FEBRUAY       , 2011, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Note: Please sign exactly as name(s) appears above.  If shares are held in the name of joint owners, each should sign.  If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Signature	Date

Signature (Joint Owners)	Date	DUN01

DUN01-PXC-1.04

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL(S) SET FORTH BELOW.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

		FOR	AGAINST	ABSTAIN

Proposal 1:	To approve a new investment management agreement between the Trust on behalf of the Fund, and DundeeWealth US, LP(the “Adviser”):	☐	☐	☐

Proposal 2:	To approve a new sub-advisory agreement between the Adviser and Goodman & Company NY, Ltd. with respect to the Fund:	☐	☐	☐

Proposal 3:	To eliminate a fundamental investment limitation of the Fund to change the Fund from a diversified to a non-diversified fund:	☐	☐	☐

PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD	DUN01-PXC-1.01

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232
Please vote this proxy card TODAY! Your prompt response will save the expense of additional mailings

VOTE VIA THE TELEPHONE	VOTE VIA THE INTERNET	VOTE BY MAIL

1.  Read the Proxy Statement and have this card at hand

2.  Call toll-free at 1-800-864-1416 and follow the recorded instructions

3.  If you vote via the telephone, you do not need to mail this proxy card

1.  Read the Proxy Statement and have this card at hand

2.  Log on to www.kingproxy.com/dundee and follow the on-screen instructions

3.  If you vote via the Internet, you do not need to mail this proxy card

1. Read the Proxy Statement 2. Mark the appropriate box(es) on this proxy card 3. Sign and date this proxy card 4. Mail your completed proxy card in the enclosed envelope

(FUND NAME PRINTS HERE) (A Series of DundeeWealth Funds)	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES SPECIAL MEETING OF SHAREHOLDERS

April , 2011

This Proxy is solicited on behalf of the Board of Trustees of the DundeeWealth Funds (the “Trust”) for the Special Meeting of Shareholders (the “Meeting”) and related to the proposals with respect to the Fund (the “Fund”).  The undersigned hereby appoints Amy Duling and Peter Moran, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at 9:00 a.m. (Eastern time), on April   , 2011, at 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312, and any adjournment(s) or postponement(s) thereof.  In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED FEBRUAY , 2011, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Note: Please sign exactly as name(s) appears above.  If shares are held in the name of joint owners, each should sign.  If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Signature	Date

Signature (Joint Owners)	Date	DUN01
DUN01-PXC-1.04